EXHIBIT 10.1 EXECUTION VERSION Deal CUSIP No. 89674JAT3 Revolver CUSIP No. 89674JAU0 Term Loan CUSIP No. 89674JAV81 TWELFTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of July 9, 2024 among TRITON CONTAINER INTERNATIONAL LIMITED and TAL INTERNATIONAL CONTAINER CORPORATION, as the Borrowers, TRITON INTERNATIONAL LIMITED and the other Guarantors from time to time, Various Lenders, CITIBANK, N.A., CITIZENS BANK, N.A. FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., MUFG BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, TRUIST SECURITIES, INC., and WELLS FARGO SECURITIES LLC as Syndication Agents, Joint Lead Arrangers and Joint Book Runners BOFA SECURITIES, INC., as a Joint Lead Arranger and Joint Book Runner INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, SUMITOMO MITSUI BANKING CORPORATION and ING BELGIUM SA/NV as Documentation Agents, and BANK OF AMERICA, N.A., as Administrative Agent and an Issuer

TABLE OF CONTENTS Page -i- SECTION 1. DEFINITIONS AND ACCOUNTING TERMS. ............................................... 1 1.1 Definitions.............................................................................................................. 1 1.2 Accounting Terms. ............................................................................................... 27 1.3 Other Interpretive Provisions ............................................................................... 28 1.4 Times of Day........................................................................................................ 28 1.5 Interest Rate ......................................................................................................... 29 1.6 Letter of Credit Amounts ..................................................................................... 29 1.7 Joint and Several Liability; Waivers. ................................................................... 29 1.8 Designation of Lead Borrower as Borrower’s Agent. ......................................... 31 SECTION 2. COMMITMENTS OF THE LENDERS. .......................................................... 31 2.1 Commitments to Make Loans. ............................................................................. 31 2.2 Commitment to Issue Letters of Credit ................................................................ 32 2.3 Loan Options ........................................................................................................ 32 2.4 Borrowing Procedures. ........................................................................................ 32 2.5 Conversion of Loans ............................................................................................ 33 2.6 Maturity of Loans ................................................................................................ 33 2.7 Defaulting Lenders. .............................................................................................. 33 SECTION 3. EVIDENCE OF LOANS. ................................................................................. 35 SECTION 4. AMORTIZATION, INTEREST AND FEES. .................................................. 36 4.1 Interest.................................................................................................................. 36 4.2 Default Interest..................................................................................................... 36 4.3 Non-use Fee ......................................................................................................... 36 4.4 Letter of Credit Fees ............................................................................................ 36 4.5 Fronting Fees ....................................................................................................... 37 4.6 Fees ...................................................................................................................... 37 4.7 Method of Calculating Interest and Fees ............................................................. 37 SECTION 5. LETTERS OF CREDIT. ................................................................................... 37 5.1 Issuance Requests ................................................................................................ 37 5.2 Issuances and Extensions. .................................................................................... 38 5.3 Documentary and Processing Charges Payable to each Issuer ............................ 39 5.4 Other Lenders’ Participation ................................................................................ 39 5.5 Disbursements ...................................................................................................... 40 5.6 Reimbursement Obligations Absolute ................................................................. 41 5.7 Role of Issuers...................................................................................................... 42 5.8 Deemed Disbursements; Cash Collateral. ............................................................ 43 5.9 Nature of Reimbursement Obligations ................................................................ 44 5.10 Increased Costs; Indemnity .................................................................................. 45 5.11 Applicability of ISP and UCP; Limitation of Liability ........................................ 46

TABLE OF CONTENTS (continued) Page -ii- SECTION 6. PAYMENTS, OFFSETS, PREPAYMENTS AND REDUCTION OR TERMINATION OF THE COMMITMENTS; INCREASE IN COMMITMENTS............................................................................................. 46 6.1 Payments Generally ............................................................................................. 46 6.2 Prepayments. ........................................................................................................ 47 6.3 Reduction or Termination of Commitments with respect to the Aggregate Revolving Loan Commitment Amount. .............................................................. 48 6.4 Offset.................................................................................................................... 49 6.5 Proration of Payments .......................................................................................... 49 6.6 [Reserved]. ........................................................................................................... 49 6.7 Increase in the Aggregate Revolving Loan Commitment Amount and/or Aggregate Term Loan Commitment Amount. ..................................................... 49 SECTION 7. ADDITIONAL PROVISIONS RELATING TO DAILY SIMPLE SOFR LOANS; CAPITAL ADEQUACY; TAXES. ................................................... 51 7.1 Increased Cost ...................................................................................................... 51 7.2 Inability to Determine Rates. ............................................................................... 52 7.3 Changes in Law Rendering SOFR Loans Unlawful ............................................ 54 7.4 Capital Adequacy ................................................................................................. 55 7.5 Indemnity ............................................................................................................. 55 7.6 Discretion of the Lenders as to Manner of Funding ............................................ 55 7.7 Special Prepayment; Replacement of Lender ...................................................... 56 7.8 Loan Related Taxes.............................................................................................. 56 7.9 Designation of a Different Lending Office .......................................................... 60 SECTION 8. GUARANTY. ................................................................................................... 61 8.1 Guaranty ............................................................................................................... 61 8.2 No Setoff or Deductions; Taxes; Payments ......................................................... 61 8.3 Rights of the Administrative Agent and the Lenders ........................................... 61 8.4 Certain Waivers ................................................................................................... 62 8.5 Obligations Independent ...................................................................................... 62 8.6 Subrogation .......................................................................................................... 62 8.7 Termination; Reinstatement ................................................................................. 62 8.8 Subordination ....................................................................................................... 63 8.9 Stay of Acceleration ............................................................................................. 63 8.10 Miscellaneous ...................................................................................................... 63 8.11 Condition of Borrowers ....................................................................................... 63 SECTION 9. REPRESENTATIONS AND WARRANTIES. ................................................ 64 9.1 Existence .............................................................................................................. 64 9.2 Authorization ....................................................................................................... 64 9.3 No Conflicts ......................................................................................................... 64 9.4 Validity and Binding Effect ................................................................................. 64

TABLE OF CONTENTS (continued) Page -iii- 9.5 No Default ............................................................................................................ 64 9.6 [Reserved]. ........................................................................................................... 64 9.7 Litigation and Contingent Liabilities ................................................................... 65 9.8 Title; Liens ........................................................................................................... 65 9.9 Subsidiaries .......................................................................................................... 65 9.10 Partnerships; Limited Liability Companies ......................................................... 65 9.11 Purpose ................................................................................................................. 65 9.12 Margin Regulations .............................................................................................. 65 9.13 Compliance. ......................................................................................................... 65 9.14 ERISA Compliance .............................................................................................. 66 9.15 Environmental Warranties ................................................................................... 66 9.16 Taxes .................................................................................................................... 66 9.17 Investment Company Act Representation ........................................................... 66 9.18 Accuracy of Information ...................................................................................... 66 9.19 Financial Statements ............................................................................................ 67 9.20 [Reserved] ............................................................................................................ 67 9.21 Affected Financial Institution .............................................................................. 67 9.22 Solvency ............................................................................................................... 67 9.23 Anti-Terrorism Laws ........................................................................................... 67 9.24 Anti-Corruption Laws .......................................................................................... 67 SECTION 10. LOAN PARTIES’ COVENANTS. ................................................................... 67 10.1 Financial Statements and Other Reports .............................................................. 67 10.2 Notices ................................................................................................................. 69 10.3 Existence .............................................................................................................. 69 10.4 Nature of Business ............................................................................................... 69 10.5 Books, Records and Inspection Rights ................................................................ 69 10.6 Insurance; Reports ............................................................................................... 70 10.7 Maintenance of Property ...................................................................................... 70 10.8 Taxes .................................................................................................................... 70 10.9 Compliance .......................................................................................................... 70 10.10 [Reserved]. ........................................................................................................... 70 10.11 Merger, Purchase and Sale ................................................................................... 71 10.12 [Reserved]. ........................................................................................................... 71 10.13 [Reserved]. ........................................................................................................... 71 10.14 Interest Rate Agreements ..................................................................................... 71 10.15 [Reserved]. ........................................................................................................... 71 10.16 Total Debt Ratio ................................................................................................... 71 10.17 Minimum Interest Coverage Ratio....................................................................... 71 10.18 Unencumbered Assets Coverage Ratio ................................................................ 72 10.19 Indebtedness ......................................................................................................... 72 10.20 Liens ..................................................................................................................... 72 10.21 Pari Passu Obligations ......................................................................................... 73

TABLE OF CONTENTS (continued) Page -iv- 10.22 Transactions with Affiliates ................................................................................. 73 10.23 [Reserved]. ........................................................................................................... 74 10.24 Negative Pledges, Restrictive Agreements, Etc ................................................... 74 10.25 Use of Proceeds .................................................................................................... 74 10.26 Designation of Unrestricted Subsidiaries ............................................................. 74 10.27 Restricted Payments ............................................................................................. 74 10.28 Anti-Corruption Laws .......................................................................................... 75 10.29 Sanctions .............................................................................................................. 75 10.30 Additional Loan Parties ....................................................................................... 75 10.31 Equal and Ratable Security .................................................................................. 76 SECTION 11. CONDITIONS TO EFFECTIVENESS OF RESTATEMENT OF EXISTING CREDIT AGREEMENT AND OF INITIAL AND FUTURE BORROWINGS. .............................................................................. 76 11.1 Conditions to Effectiveness of Amendment and Restatement ............................. 76 11.2 All Credit Extensions ........................................................................................... 78 SECTION 12. EVENTS OF DEFAULT AND REMEDIES. .................................................. 79 12.1 Events of Default ................................................................................................. 79 12.2 Remedies .............................................................................................................. 81 12.3 Application of Funds............................................................................................ 81 SECTION 13. ADMINISTRATIVE AGENT. ......................................................................... 82 13.1 Appointment and Authority ................................................................................. 82 13.2 Non-Reliance on Administrative Agent............................................................... 82 13.3 Exculpatory Provisions ........................................................................................ 82 13.4 Rights as a Lender ................................................................................................ 83 13.5 Reliance by Administrative Agent ....................................................................... 84 13.6 Resignation of Administrative Agent .................................................................. 84 13.7 Delegation of Duties ............................................................................................ 85 13.8 No other Duties, Etc ............................................................................................. 86 13.9 Funding Reliance. ................................................................................................ 86 13.10 Administrative Agent may File Proofs of Claim ................................................. 87 13.11 Guaranty Matters ................................................................................................. 88 13.12 Certain ERISA Matters. ....................................................................................... 88 13.13 Recovery of Erroneous Payments ........................................................................ 89 SECTION 14. RESTATEMENT OF EXISTING CREDIT AGREEMENT. .......................... 89 14.1 Restatement; Reallocation. .................................................................................. 89 14.2 Deletion of Lenders .............................................................................................. 90 14.3 Non-Recourse to Original Lenders; No Warranty or Representations; Independent Credit Analysis ................................................................................ 90 SECTION 15. GENERAL. ....................................................................................................... 91

TABLE OF CONTENTS (continued) Page -v- 15.1 No Waiver; Cumulative Remedies; Enforcement ................................................ 91 15.2 Waivers and Amendments. .................................................................................. 91 15.3 Notices. ................................................................................................................ 92 15.4 USA Patriot Act Notice ....................................................................................... 94 15.5 Expenses; Indemnity; Damage Waiver. ............................................................... 94 15.6 Governing Law; Entire Agreement ...................................................................... 96 15.7 Successors and Assigns ........................................................................................ 96 15.8 Assignments by Lenders. ..................................................................................... 96 15.9 Register .............................................................................................................. 100 15.10 Participations...................................................................................................... 101 15.11 Certain Pledges; Successors and Assigns Generally ......................................... 102 15.12 Survival .............................................................................................................. 102 15.13 Effect of Amendment and Restatement. ............................................................ 102 15.14 Severability ........................................................................................................ 103 15.15 Execution in Counterparts, Effectiveness, Etc ................................................... 103 15.16 Investment .......................................................................................................... 103 15.17 Other Transactions ............................................................................................. 103 15.18 Forum Selection and Consent to Jurisdiction .................................................... 103 15.19 Waiver of Jury Trial ........................................................................................... 104 15.20 Treatment of Certain Information; Confidentiality ............................................ 104 15.21 Interest Rate Limitation ..................................................................................... 105 15.22 Payments Set Aside............................................................................................ 106 15.23 No Advisory or Fiduciary Responsibility .......................................................... 106 15.24 Electronic Execution of Assignments and Certain Other Documents ............... 106 15.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.......................................................................................................... 108 15.26 Acknowledgment Regarding Any Supported QFCs .......................................... 108

SCHEDULES Schedule I Amounts of Commitments and Percentages of Lenders [REDACTED] Schedule IA LC Commitments of Issuers [REDACTED] Schedule 1.1(a) Pricing Schedule Schedule 1.1(b) Existing Letters of Credit [REDACTED] Schedule 1.1(c) Consolidated Tangible Net Worth Schedule 9.7 Litigation and Contingent Liabilities [REDACTED] Schedule 9.9 Subsidiaries [REDACTED] Schedule 9.10 Partnerships, Limited Liability Companies [REDACTED] Schedule 9.14 ERISA Matters [REDACTED] Schedule 9.15 Environmental Matters [REDACTED] Schedule 10.2 Addresses for Notices [REDACTED] Schedule 10.22 Transactions with Related Parties [REDACTED] EXHIBITS Exhibit A Form of Note [REDACTED] Exhibit C Form of Loan Request [REDACTED] Exhibit D Form of Compliance Certificate [REDACTED] Exhibit E Form of Assignment and Assumption Exhibit F Forms of U.S. Tax Compliance Certificates [REDACTED]

TWELFTH AMENDED AND RESTATED CREDIT AGREEMENT THIS TWELFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 9, 2024, is among TRITON CONTAINER INTERNATIONAL LIMITED, an exempted company limited by shares incorporated in Bermuda (“TCIL” or “Lead Borrower”), TAL INTERNATIONAL CONTAINER CORPORATION, a corporation incorporated in the State of Delaware (“TALICC”; together with TCIL, the “Borrowers” and each, individually, a “Borrower”) each lender from time to time party hereto (each a “Lender” and collectively the “Lenders”), TRITON INTERNATIONAL LIMITED, an exempted company limited by shares incorporated in Bermuda (“Triton Holdco”), and the other Persons party hereto from time to time as guarantors (together with Triton Holdco, the “Guarantors” and each a “Guarantor”), and BANK OF AMERICA, N.A., as administrative agent and an Issuer. W I T N E S S E T H: WHEREAS, the Borrowers are engaged in the owning and leasing of marine cargo containers and activities incidental thereto; WHEREAS, the Borrowers are direct or indirect subsidiaries of Triton Holdco; WHEREAS, the Borrowers, various financial institutions and Bank of America, N.A., as administrative agent, entered into the Eleventh Restated and Amended Credit Agreement, dated as of October 14, 2021 (as amended by that certain First Amendment to Eleventh Restated and Amended Credit Agreement, dated as of October 26, 2022, as amended by that certain Consent and Second Amendment to Eleventh Restated and Amended Credit Agreement, dated as of April 28, 2023, and as further amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); WHEREAS, the Borrowers and Triton Holdco have requested that the Lenders continue to provide a credit facility to the Borrowers, and the Lenders have agreed to do so on the terms and conditions set forth herein, WHEREAS, the Borrowers, Triton Holdco, the Lenders and the Administrative Agent desire to amend the Existing Credit Agreement in certain respects and to restate the Existing Credit Agreement as so amended; and WHEREAS, the proceeds of Loans made and Letters of Credit issued under and pursuant to this Agreement will be used for the purchase of Container Equipment, to repay certain existing indebtedness and for general corporate and working capital purposes of the Borrowers; NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows: SECTION 1. DEFINITIONS AND ACCOUNTING TERMS. 1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement:

2 “ABS Subsidiary” means a bankruptcy-remote special purpose entity that is a Subsidiary of a Borrower or Guarantor created for the sole and exclusive purpose of purchasing or financing assets of a Borrower through a Permitted Securitization. “Additional Lender” has the meaning as defined in Section 6.7. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the office of the Administrative Agent specified as the “Administrative Agent’s Office” on Schedule 10.2. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning as defined in Section 7.7. “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, that, notwithstanding the foregoing with respect to Triton Holdco, “Affiliate” shall not include any Person other than a Subsidiary of Triton Holdco and, with respect to any such Subsidiary, “Affiliate” shall mean Triton Holdco or any other such Subsidiary. “Affiliated Entities” means Affiliates of a Borrower that are engaged in the secondary sale and/or leasing of Container Equipment. “Aggregate Revolving Loan Commitment Amount” means $2,000,000,000, as such amount may be reduced from time to time pursuant to Section 6.3 or increased from time to time pursuant to Section 6.7. “Aggregate Term Loan Commitment Amount” means $1,750,000,000, as such amount may be reduced from time to time pursuant to Section 6.3 or increased from time to time pursuant to Section 6.7. “Agreement” means this Twelfth Amended and Restated Credit Agreement. “Alternate Base Rate” means, on any date and with respect to all Alternate Base Rate Loans, a fluctuating rate of interest per annum equal to the highest of (a) the rate of interest then most recently announced by Bank of America as its “prime rate”, (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 0.5% and (c) Daily Simple SOFR on such date plus 1.0%; provided that, if the Alternate Base Rate as determined pursuant to clauses (a), (b) or (c) above would be less than 0%, the Alternate Base Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some

3 loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 7.2 hereof, then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Alternate Base Rate Loan” means any Loan or portion thereof during any period in which it bears interest at a rate determined with reference to the Alternate Base Rate. “Alternate Base Rate Margin” has the meaning as defined in Schedule 1.1(a). “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other similar applicable anti-bribery or anti- corruption laws or regulations administered or enforced in any jurisdiction in which the applicable Borrower or any of its Subsidiaries is located or conducts business. “Anti-Terrorism Laws” means any laws rules or regulations relating to applicable anti- terrorism, economic, financial sanctions programs and trade embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such laws, all as amended, supplemented or replaced from time to time. “Applicable Accounting Standards” means GAAP or IFRS, as the case may be. “Applicable Margin” has the meaning as defined in Schedule 1.1(a). “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 15.8(a)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of Triton Holdco and its Subsidiaries as of December 31, 2023 and the related consolidated statements of operations, stockholder’s equity and comprehensive income, and cash flows for the fiscal year ended December 31, 2023, including the notes thereto. “Authorized Officer” means the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of the Borrowers, or such other individuals designated by written notice to the Administrative Agent from the Borrowers, authorized to execute notices, reports and other documents on behalf of the Borrowers required hereunder. Either Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European

4 Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning as defined in the preamble. “Borrower-Related Party” means each of (i) Triton Holdco, (ii) Subsidiaries of Triton Holdco, and (iii) other Persons that are Controlled by Triton Holdco and such Subsidiaries. “Borrowing” means Loans of the same Type made or converted by all Lenders on the same Business Day and pursuant to the same Loan Request in accordance with Section 2.4 or 2.5. “Brookfield” means Brookfield Infrastructure Fund V, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation, Brookfield Corporation, or Brookfield Asset Management Ltd., and any of their respective affiliates, and any trust, fund, company, partnership or person owned, managed, sponsored or advised, directly or indirectly, by Brookfield Infrastructure Fund V, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation, Brookfield Corporation, or Brookfield Asset Management Ltd. or any of their respective affiliates or any direct or indirect subsidiaries of any such trust, fund, company, partnership or person but excluding from the foregoing any Borrower-Related Party. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuers and Lenders, as collateral for the Letter of Credit Outstandings, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent (which documents are hereby consented to by the Lenders) and the Issuers in their sole discretion. Derivatives of such term have corresponding meanings.

5 “Casualty Loss” means, (x) with respect to Eligible Assets of the Borrowers and Guarantors, any of the following: (a) such Eligible Asset is lost, stolen or destroyed; (b) such Eligible Asset is damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; or (c) if such Eligible Asset is subject to a lease agreement, such Eligible Asset shall have been deemed under such lease agreement to have suffered a casualty loss. “Casualty Receivables” means all rights of the Borrowers and Guarantors, to payment for Eligible Assets of such parties, as applicable, sold and all rights of such parties, as applicable, to payment in connection with a Casualty Loss. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) Triton Holdco shall cease directly or indirectly to own 100% of the Voting Stock of each Borrower, except pursuant to Section 10.11; (b) after a Qualified IPO, any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding Brookfield, any underwriters in connection with such Qualified IPO, any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 40% of the total of all Voting Stock of Triton Holdco (or, if applicable, a Successor Holding Company (as defined below)); or (c) prior to a Qualified IPO, more than 50% of the total of all Voting Stock of Triton Holdco is not owned or does not continue to be owned directly or indirectly by Brookfield; provided, that, notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control solely as a result of Triton Holdco becoming a direct or indirect wholly owned subsidiary of a holding company if the direct or indirect holders of the Voting Stock or shares of such holding company immediately following that transaction are substantially the same as the holders of Triton Holdco’s Voting Stock immediately prior to that transaction (and such holders of Triton Holdco’s Voting Stock

6 immediately prior to such transaction would not have otherwise caused a Change of Control) (such an entity, a “Successor Holding Company”). “Code” means the Internal Revenue Code of 1986. “CME” means CME Group Benchmark Administration Limited. “Commercial Letter of Credit” means a commercial letter of credit in a form acceptable to the Issuer thereof which is drawable upon presentation of a sight draft and other documents evidencing the sale or shipment of Container Equipment purchased by a Borrower in the ordinary course of such Borrower’s business. “Commitment” means, for any Lender, such Lender’s commitment to make Loans and to participate in Letters of Credit issued to either Borrower under this Agreement. The amount of the Commitment of each Lender as of the Restatement Effective Date is set forth on Schedule I, and such amount may be adjusted by reductions of the Commitments pursuant to Section 6.3, increases of the Commitments pursuant to Section 6.7 or assignments pursuant to Section 15.8. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Competitor” means (a) any marine container or chassis leasing company or their respective subsidiaries and (b) any other Person 30% or more of the issued and outstanding equity securities of which are owned by a Person described in clause (a). “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Daily Simple SOFR, as applicable, any conforming changes to the definitions of “Alternate Base Rate”, “SOFR”, and “Daily Simple SOFR”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, in consultation with the Lead Borrower, to reflect the adoption and implementation of such applicable rate, and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Consolidated EBIT” means, for any period, the sum of Consolidated Net Income, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income:

7 (a) all income tax expense of Triton Holdco and its Consolidated Subsidiaries, all taxes incurred by Triton Holdco and its Consolidated Subsidiaries in respect of the repatriation of income from jurisdictions outside the United States and all amounts paid by Triton Holdco and its Consolidated Subsidiaries pursuant to the terms of any tax sharing or similar agreement; (b) the Consolidated Interest Expense plus, to the extent deducted from Consolidated Interest Expense, any amortization or accretion of original issue discount and deferred finance charges; (c) depreciation and amortization charges of Triton Holdco and its Consolidated Subsidiaries relating to any increased depreciation or amortization charges resulting from purchase accounting adjustments or inventory write-ups with respect to acquisitions or the amortization or write-off of deferred debt or equity issuance costs; (d) all other non-cash charges of Triton Holdco and its Consolidated Subsidiaries (other than depreciation expense) minus, with respect to any such non-cash charge occurring on or after the Restatement Effective Date that was previously added in a prior period to calculate Consolidated EBIT and that represents an accrual of or reserve for cash expenditures in any future period, any cash payments made during such period; (e) any non-capitalized costs incurred in connection with financings, acquisitions of containers or chassis or dispositions (including financing and refinancing fees and any premium or penalty paid in connection with redeeming or retiring Indebtedness prior to the stated maturity thereof pursuant to the agreements governing such Indebtedness); (f) all non-cash expenses attributable to (i) earn-out agreements, (ii) stock appreciation rights, (iii) “phantom” stock plans, (iv) employment agreements, (v) non- competition agreements and (vi) incentive and bonus plans entered into by Triton Holdco or any of its Consolidated Subsidiaries for the benefit of, and in order to retain, executives, officers, directors or employees of Persons or businesses, less any amounts paid in cash related to expenses previously added back; (g) all non-cash losses with respect to any Interest Rate Agreement; (h) any loss realized upon the sale or other disposition of assets (other than Container Equipment and related assets) of Triton Holdco or any Consolidated Subsidiary of Triton Holdco or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any loss realized upon the sale or other disposition of any equity interests of any Person; (i) cash related to any loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) solely to the extent such cash is received by Triton Holdco or any Consolidated Subsidiary;

8 (j) any adjustments, restructuring costs, non-recurring expenses, non-recurring fees, non-operating expenses, charges or other expenses (including bonus and retention payments and non-cash compensation charges) made or incurred in connection with the acquisition of a company, being acquired by a company or acquisitions of containers; and (k) the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Triton Holdco and its Consolidated Subsidiaries in establishing, implementing, integrating or replacing financial, information technology and other similar systems of Triton Holdco and its Consolidated Subsidiaries; minus, the following, to the extent added when calculating Consolidated Net Income: (l) all non-cash gains with respect to any Interest Rate Agreement; (m) any gain realized upon the sale or other disposition of assets (other than containers and related assets) of Triton Holdco or any Consolidated Subsidiary of Triton Holdco or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain realized upon the sale or other disposition of any equity interests of any Person; and (n) cash related to any gain attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) solely to the extent such cash is received by Triton Holdco or any Consolidated Subsidiary; in each case, for such period and as determined on a consolidated basis in accordance with GAAP. “Consolidated Interest Expense” means, for any period, (a) the sum of (i) the aggregate of the interest expense of Triton Holdco and its Consolidated Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP and (ii) all realized expenses on non- designated Interest Rate Agreements which were recorded on the most recent income statements of Triton Holdco, less (b) all amortization or accretion of original issue discount and deferred finance charges. “Consolidated Net Income” means for any period, the aggregate net income (or loss) of Triton Holdco and its Consolidated Subsidiaries, for such period, determined in accordance with GAAP; provided, that Triton Holdco’s, or any of its Consolidated Subsidiary’s, equity in the net income of any Subsidiary of such Person that is not a Consolidated Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Triton Holdco or such Consolidated Subsidiary as a dividend or other distribution. “Consolidated Subsidiaries” means, with respect to any Person, each Restricted Subsidiary of such Person that is required to be consolidated with such Person in accordance with GAAP. “Consolidated Tangible Net Worth” means, as of the date of any determination thereof, in each case based on the most recent Triton Holdco financial statements, (a) the sum of (x) total shareholders’ equity of Triton Holdco and its Consolidated Subsidiaries, as determined in

9 accordance with GAAP (excluding any non-cash gain or loss on any interest rate protection agreement or similar hedging agreement resulting from the requirements of FASB ASC No. 815 or any similar accounting standard), plus (y) all net deferred income tax liabilities on the balance sheet of Triton Holdco plus (z) the amount set forth on Schedule 1.1(c) hereto in respect of the relevant quarter, less (b) all Intangible Assets of Triton Holdco and its Consolidated Subsidiaries. “Container Equipment” means intermodal dry van and special purpose cargo containers, (including any generator sets or cooling units used with refrigerated containers, and any related spare parts, and any substitutions, additions or replacements for, to or of any such associated generator sets, gps units and tracking devices and refrigeration units) and all special purpose containers, open top containers, flat rack containers, bulk containers, cellular palletwide containers, rolltrailers and all other types of special containers and tank containers and chassis. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Credit Extension” means (a) the advancing of any Loan or (b) any issuance of, extension of the expiry date of, increase in the Stated Amount of or other material modification to a Letter of Credit. “Daily Simple SOFR” with respect to any applicable determination date (a “SOFR Rate Day”) means the SOFR published on the Federal Reserve Bank of New York’s website (or any successor source) either (i) for the day that is two (2) U.S. Government Securities Business Days prior to such SOFR Rate Day, if such SOFR Rate Day is a U.S. Government Securities Business Day or (ii) the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, if such SOFR Rate Day is not a U.S. Government Securities Business Day (either such day, a “SOFR Determination Day”); provided that, if Daily Simple SOFR would be less than 0%, Daily Simple SOFR will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. “Daily Simple SOFR Loan” means any Borrowing that bears interest at a rate based on Daily Simple SOFR. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United

10 States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default Rate” means (a) when used with respect to Liabilities other than Letter of Credit Fees, an interest rate equal to (i) the Alternate Base Rate plus (ii) the Alternate Base Rate Margin, if any, applicable to Alternate Base Rate Loans plus (iii) 2% per annum; provided, that with respect to a Daily Simple SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the LC Fee Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.7(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Lead Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, an Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Lead Borrower, the Administrative Agent or an Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or a Borrower, to confirm in writing to the Administrative Agent and such Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and such Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.7(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrowers, each Issuer and each other Lender promptly following such determination.

11 “Disbursement” has the meaning as defined in Section 5.5. “Disbursement Date” has the meaning as defined in Section 5.5. “Disqualified Person” means, on any date, any Person designated by a Borrower as a “Disqualified Person” by written notice delivered to the Administrative Agent on or prior to the Restatement Effective Date and which has been posted on the Platform for all Lenders or, thereafter, any Person that is (x)(i) a marine container or chassis leasing company, (ii) is otherwise a Competitor of a Borrower or any of its Subsidiaries and has been designated by a Borrower as a “Disqualified Person” by written notice to the Administrative Agent and the Lenders (which may be given by posting such notice to the Platform) not less than two (2) Business Days prior to such date, or (y) an Affiliate of a Competitor described in the foregoing (x) that is obviously an Affiliate of such Competitor based solely on the similarity of such Affiliate’s legal name to the legal name of such Competitor; provided that “Disqualified Person” shall exclude any Person that such Borrower has designated as no longer being a “Disqualified Person” by written notice delivered to the Administrative Agent from time to time. “Dollars” and the sign “$” means lawful money of the United States. “DQ List” has the meaning as defined in Section 15.8(b)(iv). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 15.8(a)(i), (iii), (v), and (vi) (subject to such consents, if any, as may be required under Section 15.8(a)(i)) and (iii). “Eligible Assets” means, with respect to the Borrowers and the Guarantors as of any relevant date of determination, the sum of: (A) the net investment of each Borrower or Guarantor, as the case may be, in Finance Leases of Container Equipment as recorded on such party’s balance sheet (determined in accordance with GAAP consistently applied);

12 (B) the sum of (x) each Borrower’s or Guarantor’s, as the case may be, Container Equipment (not including the Net Book Value, if any, of (A) any lost, stolen or destroyed Container Equipment to the extent the aggregate Net Book Value thereof (calculated as though not lost, stolen or destroyed) exceeds $250,000, and (B) any spare parts comprising any portion of Container Equipment) minus (y) unsecured purchase money Indebtedness owed to a vendor and trade payables incurred in connection with the acquisition of such Container Equipment; and (C) the book value of Casualty Receivables at such time (as determined in accordance with GAAP consistently applied) of the Borrowers or Guarantor, as the case may be, which are outstanding for one hundred twenty (120) days or less (excluding Casualty Receivables from Affiliated Entities in excess of $5,000,000 in the aggregate); in each case, calculated in accordance with GAAP; provided, that each such container shall be free and clear of all Liens except for Permitted Encumbrances. “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any corporation, trade or business that is, along with the Borrowers or Guarantors, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the events described in Section 12.1.

13 “Excluded Taxes” means any of the following Taxes imposed on or with respect to any recipient or required to be withheld or deducted from a payment to a recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 7.7) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 7.8(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such recipient’s failure to comply with Section 7.8(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” has the meaning as defined in the recitals. “Existing Letters of Credit” means the Letters of Credit listed on Schedule 1.1(b) that were issued under the Existing Credit Agreement. “Exiting Lender” means the Original Lenders that will not be Lenders under this Agreement as of the Restatement Effective Date. “FASB ASC 815” means Financial Accounting Standards Board Accounting Standards Codification Topic No. 815. “FASB ASC 825” means Financial Accounting Standards Board Accounting Standards Codification Topic No. 825. “FASB ASC 842” means Financial Accounting Standards Board Accounting Standards Codification Topic No. 842. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Finance Lease” means any lease classified as a “finance lease” under GAAP, but excluding, for the avoidance of doubt, any Operating Lease.

14 “Finance Lease Obligations” means, as of the date of any determination thereof, the amount at which the aggregate Rentals due and to become due under all Finance Leases under which a Borrower or any of its Restricted Subsidiaries is a lessee would be reflected as a liability on a consolidated balance sheet of such Borrower or any of its Restricted Subsidiaries. “Fitch Rating” means with respect to any Person, (i) at any time the rating issued by Fitch Ratings Inc. and then in effect with respect to Indebtedness under this Agreement (it being understood that if such Person does not have a rating for such Indebtedness but has a rating from Fitch Ratings Inc. for senior unsecured debt securities, then such rating shall be used for determining the “Fitch Rating”) and (ii) the corporate family rating for such obligor’s corporate family. “Foreign Lender” means (a) with respect to a Borrower that is a U.S. Person, a Lender that is not a U.S. Person, and (b) with respect to a Borrower that is not a U.S. Person, a Lender that is resident or organized under laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to an Issuer, such Defaulting Lender’s Percentage of the Letter of Credit Outstandings other than Letter of Credit Outstandings as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funding Date” means any Business Day designated by a Borrower as the day on which a Borrowing shall, subject to the terms and conditions hereof, be made by the Lenders. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means Triton Holdco and each other guarantor joined as a party hereto from time to time pursuant to Section 10.30 hereof.

15 “Hedging Obligations” means, with respect to any Person, the obligations of such Person under an Interest Rate Agreement. “IFRS” means the International Financial Reporting Standards set forth in the opinions and pronouncements of the International Accounting Standards Board and the IFRS Foundation that are applicable to the circumstances as of the date of determination, consistently applied. “Increase Date” has the meaning as defined in Section 6.7(a). “Increasing Lender” has the meaning as defined in Section 6.7(a). “Indebtedness” of any Person means, without duplication, all obligations of such Person which in accordance with GAAP shall be classified upon the balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Finance Lease Obligations, (e) obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (f) obligations of such Person upon which interest charges are customarily paid, (g) obligations of such Person issued or assumed as the deferred purchase price of property or services, (h) obligations of such Person, actual or contingent, as an account party in respect of letters of credit and bankers’ acceptances (other than any such obligations in respect of undrawn amounts under letters of credit in respect of trade payables), (i) obligations in respect of guarantees of Indebtedness set forth in clauses (a) through (h); provided that trade payables, deferred rental income, repair service provision, deferred taxes, taxes payable, payroll expenses and other accrued expenses incurred in the ordinary course of business shall not constitute Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of either Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning as defined in Section 15.5(b). “Intangible Assets” means, with respect to any Person, all intangible assets of such Person and shall include unamortized debt discount and expense, unamortized deferred charges and goodwill. “Interest Payment Date” means (a) for any Daily Simple SOFR Loan, the last Business Day of each March, June, September and December, and (b) for any Alternate Base Rate Loan and for all fees, the first Business Day of each January, April, July and October. “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other agreement intended to protect a Borrower against fluctuations in the rate of interest on its Indebtedness for borrowed money.

16 “Investment” means any investment, made in cash or by delivery of any kind of property or asset, in any Person, whether by acquisition of shares of stock or similar interest, Indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise; provided that, notwithstanding the foregoing, for purposes of calculating the financial covenants under this Agreement, net investment in Finance Leases are not considered “Investments”. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuance Request” means a properly completed application for the issuance of a Letter of Credit on the applicable Issuer’s standard form, executed by an accounting or financial Authorized Officer. “Issuer” means Bank of America and its successors and assigns, and any other Lender designated by the Borrowers (with the consent of the Administrative Agent, such consent not to be unreasonably withheld, delayed or conditioned) as, and that agrees to be, an “Issuer” hereunder. “Issuer Documents” means with respect to any Letter of Credit, the Issuance Request, and any other document, agreement and instrument entered into by the Issuer and a Borrower or in favor of the Issuer and relating to such Letter of Credit. “Joint Lead Arrangers” means each of BofA Securities, Inc., Citibank, N.A., Citizens Bank, N.A., Fifth Third Bank, National Association, Mizuho Bank, Ltd., MUFG Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, Truist Securities, Inc., and Wells Fargo Securities LLC. “LC Commitment” means, the obligation of the Issuers to issue Letters of Credit for the account of the Borrowers hereunder. As of the Restatement Effective Date, the aggregate LC Commitment of all Issuers shall be $100,000,000. The amount of the Commitment of each Issuer as of the Restatement Effective Date is set forth on Schedule IA. “LC Fee Rate” has the meaning as defined in Schedule 1.1(a). “Lead Borrower” has the meaning as defined in the preamble. “Lender” has the meaning as defined in the preamble. “Lessee” means a Person that is leasing or renting Container Equipment owned by a Loan Party or any of its Restricted Subsidiaries. “Letter of Credit” means a Commercial Letter of Credit or a Standby Letter of Credit, and includes each Existing Letter of Credit. “Letter of Credit Fee” has the meaning as defined in Section 4.4. “Letter of Credit Outstandings” means, at any time, an amount equal to the sum of (a) the aggregate Stated Amount at such time of all outstanding Letters of Credit (as such aggregate Stated

17 Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit or otherwise) issued for the account of the Borrowers, plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations related to Letters of Credit issued for the account of the Borrowers. For purposes of this Agreement, if on any date of determination a Letter of Credit issued for the account of the Borrowers has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Liabilities” means, without duplication, all obligations of the Loan Parties, as applicable, to the Administrative Agent, any Issuer or any Lender under this Agreement, the Notes, any Issuance Request, Interest Rate Agreement with a Lender (or any Affiliate of a Lender), or any other Loan Document, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. “Lien” means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Finance Lease. “Loan” means an extension of credit by a Lender to a Borrower under Section 2. “Loan Documents” means this Agreement, the Notes, any Loan Request, any Issuance Request, any Letter of Credit issued for the account of a Borrower, and any other document, instrument or agreement at any time executed and delivered pursuant to or in connection with any of the foregoing. “Loan Party” means the Borrowers, Triton Holdco and any other Guarantors (provided such Guarantor has not been removed as a Guarantor pursuant to Section 10.30). “Loan Request” means a notice of (a) a Borrowing or (b) a conversion of Loans from one Type to the other, pursuant to Section 2.4 or 2.5, as applicable, which (in each case) shall be substantially in the form of Exhibit C or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Officer of a Borrower. “Majority Lenders” means, as of any date of determination, those Lenders having aggregate Percentages of all Loans and Commitments of more than 50%; provided that the Commitments of, and the aggregate outstanding amount of all Loans and Letter of Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders. “Material Adverse Effect” means a material adverse effect upon (a) the business, financial condition, operations or properties of the Loan Parties and their Subsidiaries, taken as a whole or (b) the Loan Parties’ ability to pay when due and/or perform their Liabilities under this Agreement or any other applicable Loan Document.

18 “Material Subsidiary” means, on any date, any Subsidiary of a Loan Party that had more than 10.0% of consolidated assets of Triton Holdco and its Consolidated Subsidiaries as reflected on the most recent financial statements delivered pursuant to Section 10.1 prior to such date, in each case excluding any ABS Subsidiaries. “Multiemployer Plan” means an employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Net Book Value” means with respect to a Borrower’s or, Guarantor’s, as applicable, Container Equipment or Eligible Assets, as of any date of determination, an amount equal to the original equipment cost thereof, less all accumulated depreciation thereof, determined as of the last day of the most recently ended fiscal month, in each case, as determined in accordance with GAAP. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-use Fee” has the meaning as defined in Section 4.3. “Non-use Fee Rate” has the meaning as defined in Schedule 1.1(a). “Note” means a promissory note made by the Borrowers, as applicable, in favor of a Lender substantially in the form of Exhibit A. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Operating Lease” means any lease classified as an “operating lease” under GAAP. “Original Lenders” means the “Lenders” under (and as defined in) the Existing Credit Agreement immediately prior to the effectiveness hereof. “Other Connection Taxes” means, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Documents). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 7.7).

19 “Participant” has the meaning as defined in Section 15.10. “Participant Register” has the meaning as defined in Section 15.10. “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA. “Pension Plan” means a “pension plan”, as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan as defined in section 4001(a)(3) of ERISA), and to which a Borrower or any ERISA Affiliate may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA. “Percentage” means, with respect to any Lender, the percentage which such Lender’s Revolving Loan Commitments and/or Term Loans are, as the case may be, (i) of the Aggregate Revolving Loan Commitment Amount (or, if the Revolving Loan Commitments have terminated, the percentage which such Lender’s Revolving Loans and participations in Letters of Credit is of the aggregate principal amount of all outstanding Revolving Loans and the Letter of Credit Outstandings), (ii) of the aggregate principal amount of all outstanding Term Loans, or (iii) of the Aggregate Revolving Loan Commitment Amount and the aggregate principal amount of all outstanding Term Loans. “Permitted Business” means the purchase, operation, management, administration, storage, leasing, financing and sale of equipment and other capital assets which are used in connection with the intermodal transportation of freight by containers and related assets and any activities that are substantially similar, related, complementary, ancillary or incidental thereto. Such equipment and other capital assets shall include, without limitation, intermodal containers, containers, port equipment, harbor vessels, trucks, cranes and other equipment and other capital assets used in connection with the container related transportation of freight. The logistics business, management services business, the purchase and resale business, the static storage business, the finance lease business and all other businesses and activities engaged in by a Borrower-Related Party on the Restatement Effective Date, and any activities that are substantially similar, related, complementary, ancillary or incidental thereto or extensions thereof, are also deemed to be a Permitted Business. “Permitted Encumbrances” means (a) Liens for current taxes, assessments, governmental charges or levies not delinquent or taxes, assessments, governmental charges or levies being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained, (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, seamen’s, stevedores’, wharfinger’s, landlord’s, supplies’ and other like statutory liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 30 days after receipt of notice thereof or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained, (c) the interest of a Lessee in Container Equipment leased or rented to such Lessee, and (d) Liens resulting from final judgments or orders that, individually and in the aggregate, are less than the

20 amount described in Section 12.1(k) (solely to the extent that such Liens arise from judgments, decrees or attachments in respect of which a Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings (including in connection with the deposit of cash or other property in connection with the issuance of stay and appeal bonds)). “Permitted Liens” means Liens permitted under Section 10.20. “Permitted Securitization” means any secured lending facility entered into by an ABS Subsidiary solely for the purpose of purchasing, financing or refinancing of assets of one or more Borrowers, provided that (i) any Indebtedness incurred in connection with such facility is non- recourse to the Loan Parties or any of their respective Subsidiaries (other than such ABS Subsidiary) and their respective assets, (ii) other than the initial Investment in such ABS Subsidiary, none of the Loan Parties or any of their respective Subsidiaries is required to make additional Investments in such ABS Subsidiary, and (iii) none of the Loan Parties or any of their respective Subsidiaries has any obligation to maintain such ABS Subsidiary’s financial condition or cause such ABS Subsidiary to achieve certain levels of operating results other than any obligation of the Loan Parties or any of their respective Subsidiaries has as an equipment manager of Container Equipment with respect to such ABS Subsidiary. “Permitted Transaction” means any of the following transactions: (a) any lease agreement in the ordinary course of business; (b) any merger, consolidation, dissolution or liquidation of any Restricted Subsidiary of a Borrower with and into any Borrower (so long as such Borrower is the surviving corporation of such merger, consolidation, dissolution or liquidation); (c) any merger, consolidation, dissolution or liquidation of any Restricted Subsidiary of a Loan Party with and into any other Restricted Subsidiary of any Loan Party; (d) any sale, assignment, transfer, conveyance or other disposition of assets by any Restricted Subsidiary of a Loan Party to such Loan Party or any other Restricted Subsidiary of such Loan Party; (e) any dissolution of a Restricted Subsidiary whose assets have been distributed or transferred to another Restricted Subsidiary or pursuant to a transaction otherwise permitted under this Agreement; (f) any disposition of used, obsolete, uneconomic, worn-out or surplus assets of a Loan Party and its Restricted Subsidiaries in the ordinary course of business; (g) any sale, assignment, transfer, conveyance or other disposition by a Loan Party or any Restricted Subsidiary of such Loan Party of Container Equipment or other assets to their respective Lessees in the ordinary course of business pursuant to (A) a Finance Lease that is originated in the ordinary course of business, (B) a purchase option contained in any lease agreement with such Lessee that was originated in the ordinary

21 course of business or (C) any other arm’s length transaction with a Person that is not an Affiliate of such Loan Party entered into in the ordinary course of business; (h) any transaction pursuant to which a Loan Party and/or any of its Restricted Subsidiaries sells, conveys or otherwise transfers, or grants a security interest in, containers, leases and other related assets to an ABS Subsidiary or other special purpose vehicle or any other Person (other than a Loan Party or Subsidiary of a Loan Party) in connection with a securitization, provided that no Loan Party or Restricted Subsidiary of a Loan Party (other than an ABS Subsidiary or other special purpose vehicle) has any obligation to maintain such entity’s financial condition or cause such entity to achieve certain levels of operating results (other than those related to or incidental to the relevant securitization) and none of the holders of the related Indebtedness shall have recourse to any Loan Party or any of its Restricted Subsidiaries (other than an ABS Subsidiary or other special purpose vehicle) for credit losses on leases or the inability of the containers or chassis, in each case subject to the securitization, to generate sufficient cash flow to repay such Indebtedness issued by such entity; and (i) any other sale or disposition by such Loan Party or any Restricted Subsidiary of such Loan Party of Container Equipment or other assets that will result in net sales proceeds (after deducting any costs incurred in connection with each such sale) of not less than the sum of the net book values, determined in accordance with GAAP, of the Container Equipment or other assets that were sold. “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof or other entity. “Principal Payment Amount” means, for each Term Loan on each Principal Payment Date, two percent (2.00%) of the aggregate outstanding principal amount of the Term Loans as of the initial Principal Payment Date, subject to increase pursuant to Section 6.7. “Principal Payment Date” means, with respect to any Term Loans, (i) the last Business Day of each of March, June, September and December, commencing September 30, 2024, and (ii) the Termination Date. “Platform” has the meaning as defined in Section 15.3(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified IPO” means the issuance, sale or listing of common equity interests of Triton Holdco (or, if applicable, a Successor Holding Company) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 (whether alone, in connection with an underwritten or secondary public offering or otherwise) and such equity interests are listed on a nationally-recognized stock exchange in the United States. “Register” has the meaning as defined in Section 15.9.

22 “Reimbursement Obligation” has the meaning as defined in Section 5.6. “Related Entity” means with respect to each Loan Party, (i) each of such Loan Party’s Subsidiaries and (ii) each Person that, directly or indirectly, is in control of a Person described in clause (i) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise; provided, that, notwithstanding the foregoing with respect to the Loan Parties, “Related Entity” shall not include any Person other than (i) Triton Holdco, (ii) Subsidiaries of Triton Holdco, (iii) other Persons that are Controlled by Triton Holdco or any direct holding company thereof, and (iv) Brookfield Infrastructure Fund V, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation, Brookfield Corporation, Brookfield Asset Management Ltd. (and not any portfolio companies thereof). “Related Party” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, advisors and representatives of such Person and such Person’s Affiliates. “Remaining Lenders” has the meaning as defined in Section 7.7. “Rentals” means all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by a Borrower or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by a Borrower or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, utilities, repairs, insurance, taxes and similar charges. Fixed rents under any so-called “percentage lease” shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee, regardless of sales volume or gross revenues. “Replacement Date” has the meaning as defined in Section 7.2. “Reportable Event” has the meaning given to such term in ERISA, other than an event for which the thirty (30) days’ notice requirement has been waived. “Rescindable Amount” has the meaning as defined in Section 13.9(b). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restatement Effective Date” means July 9, 2024, the date the amendment and restatement of the Existing Credit Agreement becomes effective pursuant to Section 11.1. “Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary. “Revolving Loan” means an extension of credit by a Lender to a Borrower under Section 2.1(a).

23 “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “S&P Rating” means, with respect to any Person, at any time (i) the rating issued by S&P and then in effect with respect to Indebtedness under this Agreement (it being understood that if such Person does not have a rating for such Indebtedness but has a rating from S&P for senior unsecured debt securities, then such rating shall be used for determining the “S&P Rating”) and (ii) the corporate family rating for such obligor’s corporate family. “Sanctioned Country” means a country subject to a comprehensive sanctions program maintained under any Anti-Terrorism Law. “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (c) a Person named on the lists maintained by His Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, (d) a Person that is specifically targeted by any other relevant sanctions authority of a jurisdiction in which TCIL or TALICC or any of their respective Subsidiaries conduct business, (e) (i) an agency of the government of, or an organization controlled by, a Sanctioned Country, to the extent such agency or organization is subject to a sanctions program administered by OFAC, or (ii) a Person located, organized or resident in a Sanctioned Country, to the extent such Person is subject to a sanctions program administered under any Anti-Terrorism Law or (f) a Person controlled by any such Person set forth in clauses (a) through (e) above. “Scheduled Unavailability Date” has the meaning as defined in Section 7.2. “Security” has the meaning given to such term in Section 2(1) of the Securities Act of 1933. “SOFR” means the Secured Overnight Financing Rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day” has the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning set forth in the definition of “Daily Simple SOFR”. “Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities,

24 including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent liabilities and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit. “Stated Amount” means, at any time for any Letter of Credit, the maximum amount available for drawing under such Letter of Credit during the remaining term thereof; it being understood that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the Stated Amount thereof, the Stated Amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time. “Stated Expiry Date” has the meaning as defined in Section 5.1. “Subsidiary” means any Person of which or in which a Borrower and its other Subsidiaries own directly or indirectly more than 50% of (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of a Person which is a corporation, (b) the capital, membership or profits interest of a Person which is a limited liability company, partnership, joint venture or similar entity, or (c) the beneficial interest of a Person which is a trust, association or other unincorporated organization. “Successor Rate” has the meaning specified in Section 7.2(b). “Surviving Entity” has the meaning as defined in Section 10.11(a). “Taxes” with respect to any Person means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges (including any interest, additions to tax or penalties applicable thereto) imposed by any Governmental Authority upon such Person, its income or any of its properties, franchises or assets. “Term Loan” means an extension of credit by a Lender to a Borrower under Section 2.1(b). “Termination Date” means the earlier of (i) July 9, 2029, or such earlier date on which the Commitments terminate and (ii) the date on which all obligations of the Loan Parties to the Administrative Agent or any Lender under this Agreement have been declared payable in accordance with the provisions of Section 12.2 hereof in accordance with the terms hereof.

25 “Termination Event” with respect to any Pension Plan means (a) the institution by a Borrower, the PBGC or any other Person of steps to terminate such Pension Plan, (b) the occurrence of a Reportable Event with respect to such plan which the Majority Lenders reasonably believe may be a basis for the PBGC to institute steps to terminate such Pension Plan or (c) the withdrawal from such Pension Plan (or deemed withdrawal under section 4062(e) of ERISA) by a Borrower or any ERISA Affiliate if such Borrower or such ERISA Affiliate is a substantial employer within the meaning of section 4063 of ERISA. “Term SOFR” means, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of the applicable interest period with a term equivalent to such interest period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided that if the Term SOFR determined in accordance with this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent in its reasonable discretion) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Total Availability” means, at any time, (a) the remainder of the Aggregate Revolving Loan Commitment Amount at such time minus (b) the sum of (i) the aggregate principal amount of the Loans outstanding at such time plus (ii) the Letter of Credit Outstandings at such time at such time. “Total Debt” means the sum of (a) the principal amount outstanding under all Indebtedness of Triton Holdco and its Consolidated Subsidiaries, including capitalized lease obligations and (b) all accrued interest on, and fees in respect of, such Indebtedness. Notwithstanding anything to the contrary herein, Indebtedness consisting of Hedging Obligations shall not be included in the calculation of Total Debt. “Total Debt Ratio” means, with respect to Triton Holdco and its Consolidated Subsidiaries the ratio of Total Debt to Consolidated Tangible Net Worth. “Triton Holdco” has the meaning as defined in the preamble. “Type” means, relative to any Borrowing or Loan, the characterization thereof as a Daily Simple SOFR Loan or an Alternate Base Rate Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

26 “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unencumbered Assets Coverage Ratio” means, at any time, with respect to the Borrowers and the Guarantors, the ratio of (a) the sum of the Net Book Value of Eligible Assets of such Persons at such time to (b) the result of (i) the aggregate outstanding amount of unsecured Indebtedness of such Persons at such time (other than Indebtedness consisting of Hedging Obligations), minus (ii) all unencumbered and unrestricted cash held by such Persons in accounts of such Persons on such date of determination. “United States” and “U.S.” mean the United States of America. “Unmatured Event of Default” means an event or condition which with the lapse of time or giving of notice, or both, would constitute an Event of Default. “Unrestricted Subsidiary” means (a) with respect to a Borrower, any Subsidiary identified as an “Unrestricted Subsidiary” of such Borrower in Schedule 9.9 and (b) any Subsidiary that is designated by a Borrower as an “Unrestricted Subsidiary” in accordance with the procedures set forth in Section 10.26. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107-56 (signed into law October 26, 2001), as the same has been or shall hereafter be, renewed, extended, amended or replaced. “Voting Stock” means, with respect to any Person, any Security of any class or classes of such Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) of such Person. “Wholly-owned” when used in connection with any Subsidiary, means a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors’ and alternate directors’ qualifying shares) or partnership interests, as the case may be, and all

27 Indebtedness for borrowed money shall be owned by the Borrowers and/or one or more of their Wholly-owned Subsidiaries. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Loan Parties and their Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded and (ii) for the avoidance of doubt, for all periods ending on or after January 1, 2019, all such determinations and computations shall be made giving effect to the implementation of FASB ASC 842. Further, in the event that Triton Holdco shall elect to change its accounting standards to IFRS as a result of becoming a Foreign Private Issuer under 17 CFR §240.3b-4(c), it shall promptly so notify the Administrative Agent and the Lenders and provide to the Administrative Agent and the Lenders a one-time reconciliation between calculations of such financial ratios or requirement made before and for the first delivery period after giving effect to such change in Applicable Accounting Standards. In the event of such change, all references in this Agreement to GAAP shall instead refer be deemed to refer to IFRS from and after such change in Applicable Accounting Standards. (b) Applicable Accounting Standards. If at any time any change in an Applicable Accounting Standard would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any Loan Party or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Loan Parties shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in such Applicable Accounting Standard (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with such Applicable Accounting Standard prior to such change therein and (ii) the Loan Parties shall provide to the Administrative Agent and

28 the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in such Applicable Accounting Standard. 1.3 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any organization document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”. (c) Any reference to a “fiscal quarter” or a “fiscal year” means, respectively, a fiscal quarter or fiscal year of Triton Holdco and its Subsidiaries. (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.4 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

29 1.5 Interest Rate. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.6 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.7 Joint and Several Liability; Waivers. (a) Each Borrower is part of a group of affiliated Persons, and each Borrower expects to receive substantial direct and indirect benefits from the extension of the credit facility established pursuant to this Agreement. In consideration of the foregoing, each Borrower hereby irrevocably and unconditionally agrees that it is jointly and severally liable for all of the Liabilities, including Liabilities incurred by either Borrower under the Existing Credit Agreement, whether now or hereafter existing or due or to become due and that the Liabilities are the joint and several obligation of each Borrower. (b) Each Borrower consents and agrees that the Administrative Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Liabilities or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Agreement or any Liabilities; and (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine. Without limiting the

30 generality of the foregoing, each Borrower consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Borrower under this Agreement or which, but for this provision, might operate as a discharge of such Borrower. (c) Each Borrower waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of any other Borrower or the cessation from any cause whatsoever (including any act or omission of any Lender or the Administrative Agent) of the liability of any other Borrower; (b) the benefit of any statute of limitations affecting such Borrower’s liability hereunder; (c) any right to require the Administrative Agent or any Lender to proceed against any other Borrower or pursue any other remedy in the Administrative Agent’s or any Lender’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; and (d) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Liabilities have been fully performed, and the Liabilities and any other amounts payable under this Agreement have been indefeasibly paid in full in cash. Each Borrower expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of the creation or incurrence of new or additional Liabilities. The obligations of each Borrower hereunder are those of primary obligor, and not merely as surety, and a separate action may be brought against such Borrower to enforce its obligations under this Agreement whether or not any other Borrower or any other person or entity is joined as a party. (d) No Borrower shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Agreement until all of the Liabilities and any other amounts payable under this Agreement have been indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Liabilities are terminated. If any amounts are paid to a Borrower in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to reduce the amount of the Liabilities, whether matured or unmatured. (e) Each Borrower acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each other Borrower such information concerning the financial condition, business and operations of the other Borrowers as such Borrower requires, and that the Administrative Agent and the Lenders have no duty, and no Borrower is relying on the Administrative Agent or any Lender at any time, to disclose to such Borrower any information relating to the business, operations or financial condition of any Borrower (the Borrower waiving any duty on the part of the Administrative Agent and the Lenders to disclose such information and any defense relating to the failure to provide the same).

31 1.8 Designation of Lead Borrower as Borrower’s Agent. (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to receive notices on behalf of any Borrower, and on a nonexclusive basis, without prohibiting any Borrower to act on its own account, to obtain Loans and Letters of Credit, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to the Administrative Agent and each Lender on account of Loans so made and Letters of Credit so issued as if made directly by the Lenders to such Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Lead Borrower and of any other Borrower. (b) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a Borrower) on whose behalf the Lead Borrower has requested a Loan. None of the Administrative Agent nor any Lender or Issuer shall have any obligation to see to the application of such proceeds. (c) The authority of the Lead Borrower to request Loans and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent actually receives written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Authorized Officer of each Borrower; and (iii) written notice from such successive Lead Borrower accepting such appointment and acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term “Lead Borrower” shall mean and include the newly appointed Lead Borrower. SECTION 2. COMMITMENTS OF THE LENDERS. Subject to the terms and conditions of this Agreement, each Lender, severally but not jointly, agrees to make Loans and to participate in Letters of Credit, as described in this Section 2. 2.1 Commitments to Make Loans. (a) Each Lender, severally but not jointly, agrees to make revolving loans to each Borrower, which may be repaid and reborrowed from time to time on any Business Day, during the period from the Restatement Effective Date to the Termination Date, in such amounts as a Borrower may from time to time request. (b) On the Restatement Effective Date, each Lender, severally but not jointly, agrees to make a Term Loan to the Borrowers in an amount equal to such Lender’s Percentage of the Aggregate Term Loan Commitment Amount. The Borrowers will not have the right to reborrow the amount of any Term Loan repaid or prepaid to the Lenders in accordance with the terms of this Agreement. (c) All Loans shall be made by the Lenders on a pro rata basis, calculated for each Lender based on its Percentage.

32 2.2 Commitment to Issue Letters of Credit. From time to time on any Business Day, each Issuer agrees to issue, and each Lender will participate in, Letters of Credit in accordance with Section 5. 2.3 Loan Options. Each Loan shall be either an Alternate Base Rate Loan or a Daily Simple SOFR Loan as shall be selected by the Lead Borrower, except as otherwise provided herein. During any period that any Event of Default or Unmatured Event of Default exists, the Lead Borrower shall no longer have the option of electing Daily Simple SOFR Loans, and during such period all Loans shall be made as or converted to Alternate Base Rate Loans only, it being understood, however, that the foregoing shall not be construed to waive, amend or modify any right or power of the Lenders and the Administrative Agent hereunder, including all rights to terminate the Commitments and declare the Loans immediately due and payable. The maximum number of Borrowings of Daily Simple SOFR Loans which the Lead Borrower shall be permitted to have outstanding at any time shall not exceed ten (10). The Lead Borrower shall not have the right to borrow Daily Simple SOFR Loans less than two weeks prior to the scheduled Termination Date. 2.4 Borrowing Procedures. (a) Loan Requests. The Lead Borrower shall give the Administrative Agent irrevocable notice, which may be given by (A) telephone, or (B) a Loan Request (with respect to the Term Loan the related Loan Request shall be delivered on or prior to the Restatement Effective Date); provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Request, not later than (i) 1:00 p.m. (New York City time) at least three (3) Business Days prior to the requested Funding Date (or conversion date, as applicable) in the instance of a Borrowing of Daily Simple SOFR Loans, or (ii) 1:00 p.m. (New York City time) on the requested Funding Date in the instance of a Borrowing of Alternate Base Rate Loans, of each requested Borrowing, and the Administrative Agent shall promptly advise each Lender thereof. Each notice from the Lead Borrower to the Administrative Agent shall specify (i) the requested Funding Date or conversion date, as applicable, (ii) the aggregate amount of the Borrowing requested (in an amount permitted under Section 2.4(b)), and (iii) the Type of Loans being borrowed or converted, as applicable. Any notice not specifying the Type of Borrowing shall be deemed a request for a Borrowing of Alternate Base Rate Loans. (b) Amount and Increments of Loans. Each Borrowing shall be made in a minimum aggregate amount of $1,000,000 (or, if less, Total Availability) or a higher integral multiple of $500,000. (c) Funding of Administrative Agent. Not later than 1:30 p.m. (New York City time) on the Funding Date of a Borrowing, each Lender shall provide the Administrative Agent at the Administrative Agent’s Office (or such other place as the Administrative Agent shall designate from time to time) with immediately available funds covering such Lender’s Percentage of such Borrowing and the Administrative Agent shall pay over such funds to the Lead Borrower upon the Administrative Agent’s receipt of the documents, if any, required under Section 11 with respect to such Loan and provided all of the conditions precedent to the funding of the requested Loans have been satisfied.

33 2.5 Conversion of Loans. The Lead Borrower may elect to convert any outstanding Alternate Base Rate Loan into a Daily Simple SOFR Loan or a Daily Simple SOFR Loan into an Alternate Base Rate Loan, by giving the Administrative Agent a notice in the form required by Section 2.4. Each conversion of Daily Simple SOFR Loans shall be pro-rated among the applicable outstanding Loans of all Lenders. No portion of the outstanding principal of any Loans shall be converted into Daily Simple SOFR Loans less than two weeks before the scheduled Termination Date or at any time that an Event of Default or Unmatured Event of Default shall exist. 2.6 Maturity of Loans. Unless required to be sooner paid pursuant to the other provisions of this Agreement, the Loans shall mature and be due and payable in full on the scheduled Termination Date. 2.7 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Majority Lenders” and Section 15.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 12 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 6.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuer hereunder; third, to Cash Collateralize such Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 5.8; fourth, as the Borrowers may request (so long as no Unmatured Event of Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 5.8; sixth, to the payment of any amounts owing to the Lenders, the Issuers or as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement;

34 seventh, so long as no Unmatured Event of Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by a Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 11.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Disbursements are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.7(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.7(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 4.3 for any period during which that Lender is a Defaulting Lender (and neither Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Percentage of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.8. (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (2) above, the Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Outstandings that has been reallocated to such Non-Defaulting Lender pursuant to subsection (iv) below, (y) pay to the applicable Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of

35 Credit Outstandings shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Credit Extensions of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 15.25, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral. If the reallocation described in subsection (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable law, Cash Collateralize the Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 5.8. (b) Defaulting Lender Cure. If the Lead Borrower, the Administrative Agent, and each Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their respective Percentages (without giving effect to Section 2.7(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of either Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 3. EVIDENCE OF LOANS. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to each Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of either Borrower hereunder to pay any amount owing with respect to the Liabilities. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the

36 Administrative Agent) a Note or Notes which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note or Notes and endorse thereon the date, Type and amount of each of its Loans, and payments with respect thereto. (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 4. AMORTIZATION, INTEREST AND FEES. 4.1 Interest. Subject to Section 4.2, (a) Alternate Base Rate Loans. The unpaid principal of the Alternate Base Rate Loans shall bear interest prior to maturity at a rate per annum equal to the sum of (i) the Alternate Base Rate in effect from time to time plus (ii) the Alternate Base Rate Margin in effect from time to time, payable on each Interest Payment Date and at maturity. (b) Daily Simple SOFR Loans. The unpaid principal of Daily Simple SOFR Loans shall bear interest prior to maturity at a rate per annum equal to the sum of (i) Daily Simple SOFR as in effect from time to time plus (ii) the Applicable Margin in effect from time to time, payable on each Interest Payment Date and at maturity. 4.2 Default Interest. The Borrowers shall pay interest on any amount of principal of any Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise, after as well as before judgment, accruing from the date such amount shall have become due to the date of payment thereof in full at the Default Rate. While any other Event of Default exists, upon the request of the Majority Lenders, the Borrowers shall pay interest on the principal amount of all outstanding Loans and, to the extent permitted by applicable law, all of their other Liabilities, at a rate per annum equal to the Default Rate. 4.3 Non-use Fee. Each Borrower agrees to pay to the Administrative Agent for the pro rata benefit of the Lenders in accordance with their respective Percentages, a fee (the “Non-use Fee”) during the period from the Restatement Effective Date to the Termination Date in an amount equal to the Non-use Fee Rate per annum in effect from time to time on such Borrower’s daily actual Total Availability with respect to the Aggregate Revolving Loan Commitment Amount, subject to adjustment as provided in Section 2.7. The Non-use Fee shall be payable in arrears on each Interest Payment Date and on the Termination Date for any period then ending for which the Non-use Fee shall not have been theretofore paid. 4.4 Letter of Credit Fees. Each Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Lenders in accordance with their respective Percentages, a fee for each Letter of Credit (the “Letter of Credit Fee”) for the period from the date of the issuance of such Letter of Credit for the account such Borrower to the date upon which such Letter of Credit

37 expires or is otherwise terminated, of (a) in the case of each Commercial Letter of Credit issued for the account of such Borrower, 0.75% per annum times the Stated Amount of such Letter of Credit, and (b) in the case of each Standby Letter of Credit issued for the account of such Borrower, the LC Fee Rate per annum in effect from time to time times the Stated Amount of such Letter of Credit. Such fee shall be payable by the Borrowers in arrears on each Interest Payment Date and on the Termination Date (and thereafter on demand) for the period then ending for which such fee shall not theretofore have been paid. Notwithstanding the foregoing or any other provision of this Agreement, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable Issuer pursuant to Section 5.8 shall be payable, to the maximum extent permitted by applicable law, to the other Lenders in accordance with the upward adjustments in their respective Percentages allocable to such Letter of Credit pursuant to Section 2.7(a)(iv), with the balance of such fee, if any, payable to such Issuer for its own account. 4.5 Fronting Fees. Each Borrower agrees to pay to the applicable Issuer a fronting fee for each Letter of Credit issued for the account of such Borrower by such Issuer at the times and in the amounts separately agreed to by such Borrower and such Issuer. 4.6 Fees. Each Borrower shall pay to the Administrative Agent, the Syndication Agent, the Documentation Agents and the Joint Lead Arrangers, for their own respective accounts, such fees as may be mutually agreed upon from time to time by such parties. 4.7 Method of Calculating Interest and Fees. Interest on each Alternate Base Rate Loan bearing interest based on Bank of America’s prime rate and any fees payable under Section 4.3 shall be computed on the basis of a year consisting of 365 or 366 days, as the case may be, and paid for actual days elapsed, calculated as to each applicable period from the first day thereof to the last day thereof. All other interest and fees shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed, calculated as to each applicable period from the first day thereof to the last day thereof. SECTION 5. LETTERS OF CREDIT. 5.1 Issuance Requests. By delivering to the Administrative Agent and the applicable Issuer an Issuance Request on or before 3:00 p.m. each Borrower may request, from time to time prior to the Termination Date and on not less than three nor more than ten (10) Business Days’ notice, that such Issuer issue a Letter of Credit for the account of such Borrower; provided that the Letter of Credit Outstandings shall not at any time exceed $100,000,000. Such Issuance Request may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the Issuer, by personal delivery or by any other means acceptable to the Issuer. Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its “Stated Expiry Date”) no later than the earlier of twelve (12) months from its date of issuance and fourteen (14) days prior to the scheduled Termination Date. The Administrative Agent, the Lenders and the Borrowers hereby agree, anything in any Issuance Request to the contrary notwithstanding, that any and all provisions of any Issuance Request purporting to grant a security interest in any asset of any Borrower are null and void, it

38 being the intention of the parties that security for the Reimbursement Obligations in respect of any Letter of Credit shall be provided as described in Section 5.8 and pursuant to the documents described in Section 8.1. Notwithstanding the terms of any Issuance Request for a Commercial Letter of Credit, in no event may any Borrower extend the time for reimbursing any drawing under a Commercial Letter of Credit by obtaining a bankers’ acceptance from the relevant Issuer. In the event of any conflict between the terms hereof and the terms of any Issuance Request, the terms hereof shall control. 5.2 Issuances and Extensions. (a) Subject to the terms and conditions of this Agreement (including Section 11), each Issuer shall issue Letters of Credit in accordance with Issuance Requests made therefor; provided that no Letter of Credit shall be deemed to be issued under this Agreement unless the Issuer (other than Bank of America) notifies the Administrative Agent of the issuance of such Letter of Credit. (b) Each Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor (and will promptly provide the Administrative Agent with a copy of such Letter of Credit). (c) An Issuer shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuer from issuing such Letter of Credit, or any law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such Issuer in good faith deems material to it; (ii) the issuance of such Letter of Credit would violate one or more policies of such Issuer; (iii) such Letter of Credit is to be denominated in a currency other than Dollars; (iv) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; (v) any Lender is at such time a Defaulting Lender, unless such Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such Issuer (in its sole discretion) with the Borrowers or such

39 Defaulting Lender to eliminate such Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.7(a)(iv)) with respect to such Defaulting Lender arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other Letter of Credit Outstandings as to which such Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; (vi) the issuance of such Letter of Credit would cause the Letter of Credit Outstandings with respect to Letters of Credit issued by such Issuer to exceed such Issuer’s LC Commitment; or (vii) except as otherwise agreed by the Administrative Agent and the Issuer, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a Commercial Letter of Credit, or $500,000, in the case of a Standby Letter of Credit. (d) No Issuer shall amend any Letter of Credit if such Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (e) No Issuer shall be under any obligation to amend any Letter of Credit if (i) such Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (ii) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (f) Each Issuer shall act on behalf of the Lenders with respect to any Letter of Credit issued by it and the documents associated therewith, and each Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Section 13 with respect to any acts taken or omissions suffered by such Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuance Requests and applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 13 included such Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such Issuer. 5.3 Documentary and Processing Charges Payable to each Issuer. Each Borrower agrees to pay directly to the applicable Issuer for its own account all customary fees and standard costs and charges of such Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by such Issuer for the account of such Borrower upon demand from time to time. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. 5.4 Other Lenders’ Participation. Each Letter of Credit issued pursuant to Section 5.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages of the Revolving Loan Commitments. Each Lender shall, to the extent of such Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall promptly pay to the Administrative Agent for the account of the Issuer thereof an amount equal to such Lender’s Percentage of the amount of any drawings which have not been reimbursed by the Borrowers, in

40 accordance with Section 5.5, or which have been reimbursed by the Borrowers but must be returned or disgorged by such Issuer for any reason, and each Lender (unless such Lender is then a Defaulting Lender) shall, to the extent of such Percentage, be entitled to receive from the Administrative Agent a ratable portion of the Letter of Credit Fees received by the Administrative Agent pursuant to Section 4.4, with respect to each Letter of Credit. In the event that the Borrowers shall fail to reimburse any Issuer (through the Administrative Agent), or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in Section 5.5 and in an amount equal to the amount of any drawing honored by such Issuer under a Letter of Credit issued by it, or in the event such Issuer must for any reason return or disgorge such reimbursement, the Administrative Agent shall promptly notify such Issuer and each Lender of the unreimbursed amount of such drawing and of such Lender’s respective participation therein. Each Lender shall make available to the Administrative Agent, for the account of such Issuer, whether or not any Event of Default or Unmatured Event of Default shall exist, an amount equal to such Lender’s respective participation in same day or immediately available funds at the office of the Administrative Agent not later than 10:00 a.m. (New York City time) on the Business Day after the date notified by such Issuer. The Administrative Agent will promptly make available to the applicable Issuer any amounts received by it pursuant to the preceding sentence. In the event that any Lender fails to make available to the Administrative Agent the amount of such Lender’s participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three (3) Business Days (together with such other compensatory amounts determined by the Administrative Agent in accordance with banking industry rules on interbank compensation) and thereafter at the Alternate Base Rate plus 2%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the applicable payment with respect to a Letter of Credit by such Issuer constituted gross negligence or willful misconduct on the part of such Issuer. Each Issuer shall pay to the Administrative Agent, for the account of each Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by such Issuer, such Lender’s Percentage of all payments received by such Issuer from the Borrowers, in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received. The Administrative Agent will promptly make available to the applicable Lenders any amounts received by it from an Issuer pursuant to the preceding sentence. Each Lender’s obligation to participate in Letters of Credit shall (a) continue notwithstanding termination of the Commitments until all Liabilities with respect to Letter of Credit Outstandings have been fully and finally paid and (b) be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Issuer, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default or an Unmatured Event of Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Alternate Base Rate Loans pursuant to Section 5.5 is subject to the conditions set forth in Section 11.2 (other than delivery by a Borrower of a Loan Request). 5.5 Disbursements. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuer of such Letter of Credit will notify the

41 Borrowers, and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, or of any draft thereunder (any such payment, a “Disbursement”). If an Issuer shall make any Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such Issuer in respect of such Disbursement by paying to the Administrative Agent an amount equal to such Disbursement not later than 3:00 p.m. on (i) the Business Day that the Lead Borrower receives notice of such Disbursement, if such notice is received prior to 10:00 a.m. (New York City time) or (ii) the Business Day immediately following the day that the applicable Borrower receives such notice, if such notice is not received prior to such time. To the extent the applicable Issuer is not reimbursed in full in accordance with the second sentence of this Section, the Borrowers’ Reimbursement Obligation shall accrue interest at the Default Rate, payable on demand. In the event the applicable Issuer is not reimbursed by the Borrowers on the Disbursement Date, or if such Issuer must for any reason return or disgorge such reimbursement, the Lenders shall, on the terms and subject to the conditions of this Agreement, make Loans that are Alternate Base Rate Loans on the next Business Day in an aggregate amount equal to the Reimbursement Obligations as provided in Section 2.1 (the Lead Borrower being deemed to have given a timely Loan Request therefor for such amount); provided that, for the purpose of determining the availability of the Commitments immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time. The proceeds of the Loans made pursuant to the preceding sentence will be turned over to the applicable Issuer in satisfaction of the Reimbursement Obligation. 5.6 Reimbursement Obligations Absolute. The Borrowers’ obligation (a “Reimbursement Obligation”) under Section 5.5 to reimburse an Issuer with respect to each Disbursement (including interest thereon) made under any Letter of Credit, and each other Lender’s obligation to make participation payments in each drawing which has not been reimbursed by such Borrower, shall be absolute and unconditional under any and all circumstances, including: (a) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document; (b) the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers or any of their Subsidiaries may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (c) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (d) waiver by the Issuer of any requirement that exists for the Issuer’s protection and not the protection of a Borrower, or any waiver by the Issuer that does not in fact materially prejudice a Borrower;

42 (e) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (f) any payment made by the Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (g) any payment by the applicable Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (h) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Borrower or any their respective Subsidiaries. Each Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will immediately notify the applicable Issuer. Each Borrower shall be conclusively deemed to have waived any such claim against such Issuer and its correspondents unless such notice is given as aforesaid. 5.7 Role of Issuers. Each Lender and the Borrowers agree that, in making any Disbursement under a Letter of Credit, the applicable Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of any Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuer shall be liable to any Lender for (a) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Majority Lenders, as applicable; (b) any action taken or omitted in the absence of gross negligence or willful misconduct; or (c) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit issued for such Borrower’s account; provided that this assumption is not intended to, and shall not, preclude such Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of any Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuer shall be liable or responsible for any of the matters described in clauses (a) through (h) of Section 5.6); provided that anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against an Issuer, and such Issuer may be liable to a Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such Issuer’s willful misconduct or gross

43 negligence or such Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. 5.8 Deemed Disbursements; Cash Collateral. (a) Deemed Disbursements. During the existence of any Event of Default, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit issued for the account of the applicable Borrower shall, at the election of the Majority Lenders, and without demand upon or notice to such Borrower, be deemed to have been paid or disbursed by the applicable Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by such Issuer to the Administrative Agent and such Borrower of its obligations under this Section, such Borrower shall be immediately obligated to reimburse such Issuer the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by such Issuer from a Borrower pursuant to this Section shall be turned over to the Administrative Agent and held as collateral security for the repayment of such Borrower’s obligations in connection with the Letters of Credit issued by such Issuer. At any time when such Letters of Credit shall terminate and all liabilities of each Issuer with respect to Letters of Credit issued by it are either terminated or paid or reimbursed to such Issuer in full, the Liabilities of such Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from such Issuer), and, provided that no Event of Default or Unmatured Event of Default or Event of Default or Unmatured Event of Default, as applicable, exists, the Administrative Agent will return to the Borrowers the excess, if any, of (a) the aggregate amount deposited by the Borrowers with the Administrative Agent and not theretofore applied to any Reimbursement Obligation of the Borrowers over (b) the aggregate amount of all Reimbursement Obligations of the Borrowers over pursuant to this Section, as so adjusted. At such time when all Events of Default shall have been cured or waived, the Administrative Agent shall return to the Borrowers all amounts then on deposit with the Administrative Agent pursuant to this Section. To the extent any amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrowers as the case may be, bear interest, such interest shall be held by the Administrative Agent as additional collateral security for the repayment of the Borrowers’ Liabilities in connection with the Letters of Credit. (b) Cash Collateral and Defaulting Lender. If any Letter of Credit Outstandings with respect to either Borrower exist at the time a Lender is a Defaulting Lender, the

44 Borrowers shall, within three (3) Business Days of delivery of written notice by the Administrative Agent, Cash Collateralize the amount of the Defaulting Lender’s Percentage of the Letter of Credit Outstandings. If the Borrowers are required to provide an amount of cash collateral pursuant to this Section 5.8(b), such cash collateral shall be released and promptly returned to such Borrower from time to time to the extent the amount deposited shall exceed the Defaulting Lender’s Percentage of the Letter of Credit Outstandings, or if such Lender ceases to be a Defaulting Lender. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, such Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (c) Lien on Cash Collateral. This Agreement sets forth certain additional requirements to deliver Cash Collateral. Each Borrower hereby grants to Administrative Agent a security interest in all such cash, all deposit accounts into which such cash is deposited, all balances in such accounts and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, interest bearing deposit accounts with the Administrative Agent. (d) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 5.8 or Sections 2.7, 5.2, 6.3, or 12.2 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific Letter of Credit Outstandings, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (e) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 15.8(a))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by the Borrowers shall not be released during the continuance of an Unmatured Event of Default or Event of Default and (y) the Person providing Cash Collateral and the Issuer, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 5.9 Nature of Reimbursement Obligations. Each Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit issued for the account of such Borrower by the beneficiary thereof. None of the Administrative Agent, any Issuer or any Lender (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

45 (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, facsimile or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted the Administrative Agent any Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of the foregoing, any action taken or omitted to be taken by any Issuer in good faith shall be binding upon the Borrowers and shall not put such Issuer under any resulting liability to the Borrowers. 5.10 Increased Costs; Indemnity. If by reason of (a) any Change in Law, or (b) compliance by any Issuer or any Lender with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority, including Regulation D of the FRB: (i) any Issuer or any Lender shall be subject to any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) other than in respect of Taxes on the overall net income of such Lender or Issuer that are imposed as a result of such Lender or Issuer having its principal office located in the jurisdiction imposing such Tax), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 5, whether directly or by such being imposed on or suffered by such Issuer or any Lender; (ii) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by any Issuer or participations therein purchased by any Lender; or (iii) there shall be imposed on any Issuer or any Lender any other condition regarding this Section 5, any Letter of Credit or any participation therein;

46 and the result of the foregoing is directly or indirectly to increase the cost to such Issuer of issuing, making or maintaining any Letter of Credit or the cost to such Lender of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by such Issuer or such Lender, then and in any such case such Issuer or such Lender may, at any reasonable time after the additional cost is incurred or the amount received is reduced, notify the Borrowers thereof, and the Borrowers shall pay on demand such amounts as such Lender or each Issuer, may specify to be necessary to compensate such Issuer or Lender for such additional cost or reduced receipt. The determination by such Issuer or Lender, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and presumptively valid and binding on all of the parties hereto. In addition to amounts payable as elsewhere provided in this Section 5, each Borrower hereby agrees, jointly and severally, to protect, indemnify, pay and save each Lender and each Issuer, harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable and documented attorneys’ fees and allocated costs of internal counsel) which such Issuer or such Lender may incur or be subject to as a consequence, direct or indirect, of (x) the issuance of any Letter of Credit, other than as a result of the gross negligence or willful misconduct of such Issuer as determined by a court of competent jurisdiction, or (y) the failure of such Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority. 5.11 Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the ISP and the UCP at the time of issuance shall apply to each Letter of Credit. Notwithstanding the foregoing, no Issuer shall be responsible to either Borrower for, and no Issuer’s rights and remedies against such Borrower shall be impaired by, any action or inaction of an Issuer required or permitted under any law, order or practice that is required or permitted to be applied to any Letter of Credit issued for the account of such Borrower or this Agreement, including the law or any order of a jurisdiction where an Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA) or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. SECTION 6. PAYMENTS, OFFSETS, PREPAYMENTS AND REDUCTION OR TERMINATION OF THE COMMITMENTS; INCREASE IN COMMITMENTS. 6.1 Payments Generally. (a) Revolving and Term Loans. Except as otherwise specified in this Agreement, all payments hereunder (including payments with respect to the Loans) shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or set-off and shall be made in coin or currency of the United States which at the time of payment shall be legal tender for the payment of public and private debts in immediately available funds by the Borrowers to the Administrative Agent for the account

47 of the Lenders, pro rata according to the unpaid principal amounts of the Loans held by them. All such payments shall be made to the Administrative Agent, prior to 1:30 p.m. (New York City time) on the date due at the Administrative Agent’s Office or at such other place as may be designated by the Administrative Agent to the Borrowers in writing. Any payment received after 1:30 p.m. (New York City time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly remit in immediately available funds to each Lender or the applicable Issuer, as the case may be, its share of all such payments received by the Administrative Agent for the account of such Lender or such Issuer, as applicable. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees. For purposes of the imposition of any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or any variation thereof or any penalty with respect to the maintenance or fulfillment of the Borrowers’ obligations under this Agreement, whether directly or by such being imposed on or suffered by the Administrative Agent, any Lender or any Issuer, all payments hereunder shall be made from sources within the United States by the Borrowers. Any payments or prepayments to be applied to the outstanding amount of any Loans shall be applied to the Loans held by the Lenders that are not Defaulting Lenders ratably (based upon the outstanding amount of all Loans held by all Lenders that are not Defaulting Lenders) until each Lender (including any Defaulting Lender) has its Percentage of all of the outstanding amount of the Loans, and the balance, if any, of such payments or prepayments shall be applied to the Loans of all Lenders in accordance with their respective Percentages. (b) Term Loans. On each Principal Payment Date until the Term Loans have been repaid in full, the Borrowers shall repay the Term Loans in an amount equal to the Principal Payment Amount. The aggregate principal balances of the Term Loans, together with accrued interest thereon and all other amounts owed by the Borrowers pursuant to the terms of the Loan Documents, shall be payable in full on the Termination Date. 6.2 Prepayments. (a) Mandatory. If at any time the Letter of Credit Outstandings plus the principal amount of Loans exceeds the Commitments, the Borrowers shall immediately make a mandatory prepayment to the Administrative Agent (which shall be applied (or held for application, as the case may be) by the Administrative Agent first to the aggregate unpaid principal amount of the Loans then outstanding and then to the payment or Cash Collateralization of the Letter of Credit Outstandings) in an amount sufficient to eliminate such excess. (b) Optional. (i) General Prepayments. Each Borrower may from time to time (subject to the notice and minimum prepayment provisions set forth in this clause (i)), upon prior written or electronic notice received by the Administrative Agent in a form acceptable to the Administrative Agent (which shall promptly advise each

48 Lender thereof) by 1:00 p.m. (New York City time) at least three (3) Business Days prior to any prepayment of Daily Simple SOFR Loans and by 1:00 p.m. (New York City time) at least one (1) Business Day prior to any prepayment of Alternate Base Rate Loans, prepay the principal of the Loans in whole or in part without premium or penalty; provided that (x) any partial prepayment of principal pursuant to this clause (b)(i) shall be in a minimum amount of $1,000,000 or any whole multiple of $100,000 in excess thereof, and (y) no more than four (4) prepayments of Term Loans may be made during any fiscal year. (ii) Special Prepayments. Either Borrower may from time to time prepay without premium or penalty, except as provided in Sections 7.1 and 7.3, any Loan pursuant to the provisions of Section 7.7. Any prepayment of the principal of the Loans pursuant to this clause (b)(ii) shall include accrued interest to the date of prepayment on the principal amount being prepaid. (c) Application. Any prepayment pursuant to Section 6.2(a) or 6.2(b) above shall be applied to such Loans as the applicable Borrower shall direct or, in the absence of such direction: first, to any Daily Simple SOFR Loan outstanding on such date, second, to any Alternate Base Rate Loans outstanding on such date, and third, to such other Loans as the Administrative Agent may reasonably determine. With respect to each Term Loan, each prepayment of any Term Loan under this Section 6.2 shall be applied to reduce all remaining scheduled Principal Payment Amounts (including the Principal Payment Amount due on the Termination Date) by a fraction, stated as a percentage, the numerator of which is the amount of such prepayment and the denominator of which is equal to the aggregate unpaid principal balance of all Term Loans immediately prior to such prepayment. 6.3 Reduction or Termination of Commitments with respect to the Aggregate Revolving Loan Commitment Amount. (a) The Borrowers may from time to time, upon at least five (5) Business Days’ prior written notice received by the Administrative Agent (which shall promptly advise each Lender thereof), permanently reduce the Aggregate Revolving Loan Commitment Amount to an amount that is not less than the sum of the Loans and Letter of Credit Outstandings and all other related Liabilities. Any such reduction shall be in an amount of $5,000,000 or a higher integral multiple of $1,000,000. The Borrowers may at any time on like notice terminate the Commitments with respect to Aggregate Revolving Loan Commitment Amount upon payment in full of the outstanding Loans and all other related Liabilities and by replacing and surrendering all issued and outstanding Letters of Credit issued for the Borrowers’ account or, at the applicable Issuers’ option, providing Cash Collateral security for all Letter of Credit Outstandings in accordance with Section 5.8. (b) Any reduction of the Commitments pursuant to clause (a) above shall be applied to the applicable Commitment of each Lender according to its Percentage of the Aggregate Revolving Loan Commitment Amount.

49 6.4 Offset. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender shall, upon the occurrence of any Event of Default described in Section 12.1 or any Unmatured Event of Default described in Section 12.1(e) have the right to appropriate and apply to the payment of the Liabilities owing to it (whether or not due) any and all balances, credits, deposits, accounts or moneys of the Loan Parties then or thereafter with such Lender or any Affiliate thereof, and each such Affiliate is hereby irrevocably authorized to permit such setoff, provided that any such appropriation and application shall be subject to the provisions of Section 6.5; provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.7 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Lenders and the Issuers and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. 6.5 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Loan or Letter of Credit in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of all Loans and Letters of Credit (including after giving effect to the loss of any payment or recovery by any other Lender), such Lender shall purchase from the other Lenders such participations in the Loans and/or Letters of Credit held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery pro rata with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest unless the Lender from which such payment is recovered is required to pay interest thereon, in which case each Lender which is required to restore such purchase price shall pay its pro rata share of such interest. The Borrowers agree that any Lender so purchasing a participation from the other Lenders under this Section 6.5 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off pursuant to Section 6.4) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. 6.6 [Reserved]. 6.7 Increase in the Aggregate Revolving Loan Commitment Amount and/or Aggregate Term Loan Commitment Amount. (a) The Borrowers may at any time after the Restatement Effective Date (but not more than twice in any calendar quarter), by means of a letter to the Administrative Agent, request (in its sole and absolute discretion) that the Aggregate Revolving Loan Commitment Amount and/or the Aggregate Term Loan Commitment Amount, as the case may be, be increased (a “Commitment Increase”) as of the date specified in such letter (the

50 “Increase Date”) by (i) increasing the Commitment of any Lender (an “Increasing Lender”) that has agreed to such increase (it being understood that no Lender shall have any obligation to increase its Commitment pursuant to this Section 6.7) and/or (ii) adding one or more Eligible Assignees (each an “Additional Lender”) as parties hereto, in each case with a Commitment in the amount agreed to by such Additional Lender; provided that (A) the aggregate amount of all such Commitment Increases shall not exceed $1,000,000,000 during the term of this Agreement, plus, after the aggregate amount of Commitment Increases is equal to $1,000,000,000, such additional amount that would not cause the Total Debt Ratio to exceed 2.50 to 1.00 after giving pro forma effect to such Commitment Increase as though such Commitment Increase were fully drawn as of the date of calculation, (B) each Commitment Increase shall be in a minimum amount of $10,000,000 and (C) the Commitment of each Additional Lender shall be $10,000,000 or more. With respect to a Commitment Increase of the Aggregate Term Loan Commitment Amount, at the time of sending such letter to the Administrative Agent, the Borrowers (in consultation with the Administrative Agent) shall specify the amortization schedule of each additional Term Loan. The amount of the first principal payment of the additional Term Loan shall be calculated based on the pro rata percentage portion of the quarter during which such additional Term Loan was outstanding. Any additional Term Loan shall amortize at the same annual rate of amortization as the Term Loans that are in effect when such additional Term Loan is funded. Such annual rate of amortization of the initial Term Loan shall be calculated by comparing the annual aggregate scheduled principal payments of the initial Term Loan to the unpaid principal balance of such initial Term Loan at the time the additional Term Loan is funded. (b) On each Increase Date, (x) each applicable Additional Lender shall become a party to this Agreement with the rights and obligations of a “Lender” hereunder and (y) the Commitment of each applicable Increasing Lender shall be increased by the amount agreed by such Increasing Lender; provided that: (i) on such Increase Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by an Authorized Officer of each Borrower, dated such Increase Date stating that: (A) the representations and warranties contained in Section 9 are true and correct on and as of such Increase Date, before and after giving effect to the Commitment Increase, as though made on and as of such Increase Date (other than any representation or warranty that, by its terms, is made only as of an earlier date, which representation or warranty shall remain true and correct as of such earlier date in all material respects), (B) no material adverse change has occurred since the date of the financial statements most-recently delivered pursuant to Section 10.1(a) and (C) no Event of Default or Unmatured Event of Default exists; on or before such Increase Date, the Administrative Agent shall have received a joinder agreement, dated as of such Increase Date, from each Additional Lender, if any, in form and substance reasonably satisfactory to the Borrowers and the Administrative Agent, for further distribution to each Lender (including each Additional Lender).

51 On each Increase Date, upon fulfillment of the conditions set forth in this Section 6.7(b), the Administrative Agent shall notify the Lenders (including each Additional Lender) and the Lead Borrower of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Additional Lender on such date. Each Increasing Lender and each Additional Lender shall, before 1:30 p.m. (New York City time) on the Increase Date, make available for the account of its applicable lending office to the Administrative Agent at the Administrative Agent’s Office, in same day funds, an aggregate amount to be distributed to the other Lenders for the account of their respective applicable lending offices such that, after giving effect to such distribution, each Lender has a ratable share (calculated based on its Commitment as a percentage of the Aggregate Revolving Loan Commitment Amount or Aggregate Term Loan Commitment Amount, as the case may be, after giving effect to such Commitment Increase) of each outstanding Borrowing. Each Borrower acknowledges that, in order to maintain Borrowings in accordance with each Lender’s ratable share thereof, a reallocation of the Commitments as a result of a non-pro-rata increase in the aggregate Commitments may require prepayment of all or portions of certain Borrowings on the date of such increase (and any such prepayment shall be subject to the provisions of Section 7.5). SECTION 7. ADDITIONAL PROVISIONS RELATING TO DAILY SIMPLE SOFR LOANS; CAPITAL ADEQUACY; TAXES. 7.1 Increased Cost. If, as a result of any Change in Law: (a) any tax is imposed on any Lender or Issuer or the basis of taxation of payments to any Lender of the principal of or interest on any Daily Simple SOFR Loan is changed ((A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) other than in respect of Taxes on the overall net income of such Lender or Issuer that are imposed as a result of such Lender or Issuer having its principal office located in the jurisdiction imposing such Tax); (b) any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender are imposed, modified or deemed applicable; or (c) any other condition, cost or expense affecting this Agreement or any Daily Simple SOFR Loan is imposed on any Lender or the interbank markets; and such Lender determines that, solely by reason thereof, the cost to such Lender of making, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan) is increased, or the amount of any sum receivable by such Lender hereunder in respect of any of the Loans (whether of principal, interest or any other amount) is reduced, then the Borrowers shall pay to such affected Lender upon written demand (which demand shall be accompanied by a statement setting forth the basis for the calculation thereof but only to the extent not theretofore provided to

52 the Borrowers) such additional amount or amounts as will compensate such Lender for such additional cost or reduction. Determinations by a Lender for purposes of this Section of the additional amounts required to compensate such Lender in respect of the foregoing shall be final and presumptively valid and binding on all of the parties hereto, absent manifest error. 7.2 Inability to Determine Rates. (a) If in connection with any request for a Daily Simple SOFR Loan or a conversion of Alternate Base Rate Loans to Daily Simple SOFR Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 7.2(b), and the circumstances under clause (i) of Section 7.2(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Daily Simple SOFR with respect to a proposed Daily Simple SOFR Loan or in connection with an existing or proposed Alternate Base Rate Loan, or (ii) the Administrative Agent or the Majority Lenders determine that for any reason that Daily Simple SOFR with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Lead Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Daily Simple SOFR Loans, or to convert Alternate Base Rate Loans to Daily Simple SOFR Loans, shall be suspended (to the extent of the affected Daily Simple SOFR Loans), and (y) in the event of a determination described in the preceding sentence with respect to the Daily Simple SOFR component of the Alternate Base Rate, the utilization of the Daily Simple SOFR component in determining the Alternate Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Majority Lenders described in clause (ii) of this Section 7.2(a), until the Administrative Agent upon the instruction of the Majority Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of, or conversion to, Daily Simple SOFR Loans (to the extent of the affected Daily Simple SOFR Loans) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Loans in the amount specified therein and (ii) any outstanding Daily Simple SOFR Loans shall be deemed to have been converted to Alternate Base Rate Loans immediately. (b) Replacement of Daily Simple SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Majority Lenders notify the Administrative Agent (with, in the case of the Majority Lenders, a copy to the Borrowers) that the Borrowers or Majority Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining Daily Simple SOFR, including, without limitation, because SOFR is not available or

53 published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of Daily Simple SOFR or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Daily Simple SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which Daily Simple SOFR shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide Daily Simple SOFR after such specific date (the latest date on which Daily Simple SOFR is no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Replacement Date”) and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Daily Simple SOFR will be replaced hereunder and under any Loan Document with Term SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Term SOFR, all interest payments will be payable at the end of each applicable interest period. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Term SOFR is not available on or prior to the Replacement Date, or (ii) if the events or circumstances of the type described in Section 7.2(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing Daily Simple SOFR or any then current Successor Rate in accordance with this Section 7.2 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders object to such amendment.

54 The Administrative Agent will promptly (in one or more notices) notify the Lead Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. In connection with the implementation and administration of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. For purposes of this Section 7.2, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans shall be excluded from any determination of Majority Lenders. 7.3 Changes in Law Rendering SOFR Loans Unlawful. If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR or Daily Simple SOFR, or to determine or charge interest rates based upon SOFR or Daily Simple SOFR, then, upon notice thereof by such Lender to the Lead Borrower (through the Administrative Agent), (a) any obligation of such Lender to make Daily Simple SOFR Loans or to convert Alternate Base Rate Loans to Daily Simple SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Alternate Base Rate Loans the interest rate on which is determined by reference to the Daily Simple SOFR component of the Alternate Base Rate, the interest rate on which Alternate Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Daily Simple SOFR component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Daily Simple SOFR Loans of such Lender to Alternate Base Rate Loans (the interest rate on which Alternate Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Daily Simple SOFR component of the Alternate Base Rate), either on the next Interest Payment Date, if such Lender may lawfully continue to maintain such Daily Simple SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Daily Simple SOFR Loan and (ii) with respect to Alternate Base Rate Loans, if such notice asserts the

55 illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Daily Simple SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 7.5. 7.4 Capital Adequacy. If any Lender or any Issuer shall determine at any time after the date hereof that any Change in Law affecting such Lender or Issuer or any lending office of such Lender or such Lender’s or such Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuer’s capital or on the capital of such Lender’s or such Issuer’s holding company as a consequence of its obligations hereunder to a level below that which such Lender or such Issuer or any holding company of such Lender or such Issuer could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuer’s policies, and the policies of such Lender’s or such Issuer’s holding company, with respect to capital adequacy) by an amount deemed by such Lender or such Issuer to be material, then the Borrowers shall pay to such Lender or such Issuer upon demand such amount or amounts, in addition to the amounts payable under the other provisions of this Agreement or under any other Loan Document, as will compensate such Lender or such Issuer or any holding company of such Lender or such Issuer for such reduction. Any such demand by any Lender or any Issuer hereunder shall be in writing, and shall set forth the reasons for such demand and copies of all documentation reasonably relevant in support thereof. Determinations by any Lender or any Issuer for purposes of this Section 7.4 of the additional amount or amounts required to compensate such Lender or such Issuer in respect of the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, any Lender or any Issuer may use any reasonable averaging and attribution methods. 7.5 Indemnity. The Borrowers shall jointly and severally indemnify each Lender against any loss or expense which such Lender may sustain or incur, including any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain a Loan, due to (a) any failure by a Borrower to make any payment when due of any amount due hereunder in connection with a Daily Simple SOFR Loan, (b) any failure of a Borrower to borrow on a date specified therefor in a notice thereof, or (c) any failure of a Borrower to convert an Alternate Base Rate Loan to a Daily Simple SOFR Loan on a date specified in a notice of conversion. Upon the written notice of a Lender to the Lead Borrower (with a copy to the Administrative Agent), the Borrowers shall, within ten (10) days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail the basis for such determination) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. 7.6 Discretion of the Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Daily Simple SOFR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if all Lenders had actually funded and maintained each Daily Simple SOFR Loan through the

56 purchase of Dollar deposits having a maturity corresponding to the maturity of the applicable Daily Simple SOFR Loan and bearing an interest rate equal to the Daily Simple SOFR (whether or not, in any instance, any Lender shall have granted any participations in such Loan). Any Lender may, if it so elects, fulfill any commitment to make any Daily Simple SOFR Loan by causing a foreign branch or Affiliate to make such Daily Simple SOFR Loan, provided that in such event such Loan shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of the Borrowers to repay such Loan shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loan, for the account of such branch or Affiliate. 7.7 Special Prepayment; Replacement of Lender. If any Lender makes any demand for payment of any amount pursuant to Section 5.10, 7.1, 7.4 or 7.8, gives any notice pursuant to Section 7.2 or 7.3 or is a Defaulting Lender (any such Lender, an “Affected Lender”), then the Borrowers may, with the prior written consent of the Administrative Agent, either (i) reduce or terminate the Commitments of such Affected Lender and immediately prepay the applicable outstanding Liabilities owed to such Affected Lender (or all outstanding Liabilities owed to such Affected Lender in the case of a termination) so that, after giving effect to such prepayment, such Affected Lender has a pro rata share (based on its revised Percentage after giving effect to such reduction) of the outstanding Loans, together with all accrued and unpaid interest thereon, and/or (ii) cause such Affected Lender to assign its Commitments, its Loans, its participations in Letters of Credit and its interest in this Agreement and the other Loan Documents to one or more other Eligible Assignees (any such assignee, together with all Lenders other than such Affected Lender, the “Remaining Lenders”) selected by the Borrowers and acceptable to the Administrative Agent. Any assignment made pursuant to clause (ii) above shall be in accordance with Section 15.8 (but without giving effect to any provision of such Section which restricts the minimum or maximum amount which is permitted to be assigned). If any reduction or termination of any Affected Lender’s Commitment is made pursuant to clause (i) above, then (A) the Aggregate Revolving Loan Commitment Amount or Aggregate Term Loan Commitment Amount, as the case may be, shall be reduced by an amount equal to the aggregate amount of the Commitment so reduced or terminated, and (B) each Remaining Lender’s (and, in the case of a reduction, such Affected Lender’s) share or percentage of the Aggregate Revolving Loan Commitment Amount or Aggregate Term Loan Commitment Amount, as the case may be, as so reduced, shall be deemed proportionately adjusted; it being understood that the amount of any Lender’s Commitment (as opposed to any Lender’s share or percentage of the Aggregate Revolving Loan Commitment Amount or Aggregate Term Loan Commitment Amount, as applicable) shall not at any time be increased without the consent of such Lender. 7.8 Loan Related Taxes. (a) Defined Terms. For purposes of this Section 7.8, the term “Lender” includes any Issuer. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of either Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the Administrative Agent or the Borrowers) requires the deduction or withholding of any Tax from any such payment by the

57 Administrative Agent or the Borrowers, then the Administrative Agent or the Borrowers, shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 7.8) the applicable recipient of such payment receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by Borrowers. Each Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrowers. The Borrowers shall jointly and severally indemnify each recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes applicable to any Borrower (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 7.8) payable or paid by such recipient or required to be withheld or deducted from a payment to such recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that no Borrower has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of each Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 15.9 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by a Borrower to a Governmental Authority as provided in this Section 7.8, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required

58 by laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to a Borrower and the Administrative Agent, at the time or times reasonably requested by a Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by a Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 7.8(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

59 (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W- 8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of a Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal with-holding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to a Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by a Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 7.8 expires or becomes obsolete or inaccurate in

60 any respect, it shall update such form or certification or promptly notify such Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. Unless required by applicable laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 7.8, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 7.8 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the recipient in the event the recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable recipient be required to pay any amount to a Borrower pursuant to this clause (h) the payment of which would place the recipient in a less favorable net after-Tax position than such recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any recipient to available its tax returns (or any other information relating to its Taxes that it deems confidential) to a Borrower or any other Person. (i) Survival. Each party’s obligations under this Section 7 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Liabilities. 7.9 Designation of a Different Lending Office. If any Lender requests compensation under Section 7.1, or any Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or Issuer or any Governmental Authority for the account of any Lender or Issuer pursuant to Section 7.8, then such Lender or such Issuer shall (at the request of the Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.1 or Section 7.8, as the case may be, in the future and (ii) would not subject such Lender or such Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such Issuer, as the case may be. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or any Issuer in connection with any such designation or assignment.

61 SECTION 8. GUARANTY. 8.1 Guaranty. Each Guarantor, jointly and severally, hereby absolutely and unconditionally guarantees to the Administrative Agent the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Liabilities and the punctual performance of all of the terms contained in the documents executed by a Borrower in favor of the Administrative Agent and the Lenders in connection with the Liabilities. The agreement of each Guarantor herein is a guaranty of payment and performance and not merely as a guaranty of collection. Without limiting the generality of the foregoing, the Liabilities shall include any such indebtedness, obligations and liabilities which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against a Guarantor or a Borrower under any Debtor Relief Law, and shall include interest that accrues after the commencement by or against any of the Borrowers of any proceeding under any Debtor Relief Laws, in connection with this Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders in connection with the collection or enforcement thereof in accordance with Section 8.10 hereof). 8.2 No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of the Lenders) is imposed upon such Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to each Lender, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable such Lender to receive the same net amount which such Lender would have received on such due date had no such obligation been imposed upon such Guarantor. Such Guarantor shall deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of a Guarantor under this paragraph shall survive the payment in full of the Liabilities and termination of this Agreement. 8.3 Rights of the Administrative Agent and the Lenders. Each Guarantor consents and agrees that the Administrative Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Liabilities or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Agreement or any Liabilities; and (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Agreement or which, but for this provision, might operate as a discharge of such Guarantor.

62 8.4 Certain Waivers. Each Guarantor waives to the fullest extent permitted by law (a) any defense to payment as Guarantor arising by reason of any disability or other defense of any Borrower or the cessation from any cause whatsoever (including any act or omission of any Lender or the Administrative Agent) of the liability of any Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of any Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any Lender to proceed against any Borrower, proceed against or exhaust any security for the Liabilities, or pursue any other remedy in the Administrative Agent’s or any Lender’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any Lender; (f) any fact or circumstance related to the Liabilities which might otherwise constitute a defense to the obligations of such Guarantor under this Agreement; and (g) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Liabilities have been fully performed, and the Liabilities and any other amounts payable under this Agreement, have been indefeasibly paid in full in cash. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of this guaranty or of the existence, creation or incurrence of new or additional Liabilities. The guaranty of each Guarantor hereunder shall not be affected by the genuineness, validity, regularity or enforceability of the Liabilities or any instrument or agreement evidencing any Liabilities, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Liabilities which might otherwise constitute a defense to the obligations of such Guarantor under this guaranty, and such Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 8.5 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and a separate action may be brought against such Guarantor to enforce this guaranty whether or not any Borrower or any other person or entity is joined as a party. 8.6 Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this guaranty until all of the Liabilities and any amounts payable under this Agreement have been indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Liabilities are terminated. If any amounts are paid a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to reduce the amount of the Liabilities, whether matured or unmatured. 8.7 Termination; Reinstatement. This guaranty is a continuing and irrevocable guaranty of all Liabilities now or hereafter existing and shall remain in full force and effect until all Liabilities and any other amounts payable under this Agreement are indefeasibly paid in full in

63 cash and any commitments of the Administrative Agent, the Lenders or any of them or facilities provided by the Lenders or any of them with respect to the Liabilities are terminated. Notwithstanding the foregoing, this Section 8 shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower, or a Guarantor is made, or the Administrative Agent or any Lender exercises its right of setoff, in respect of the Liabilities and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Administrative Agent or such Lender is in possession of or has released this guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Agreement. 8.8 Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of any Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to such Guarantor as subrogee of the Administrative Agent and the Lenders or resulting from such Guarantor’s performance under this Section 8, to the indefeasible payment in full in cash of all Liabilities. If the Administrative Agent so requests while an Event of Default has occurred and is continuing, any such obligation or indebtedness of any Borrower to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Administrative Agent and the Lenders and the proceeds thereof shall be paid over to the Administrative Agent on account of the Liabilities, but without reducing or affecting in any manner the liability of such Guarantor under this Section 8. 8.9 Stay of Acceleration. In the event that acceleration of the time for payment of any of the Liabilities by a Guarantor is stayed, in connection with any case commenced by or against any Loan Party under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the Administrative Agent. 8.10 Miscellaneous. The Administrative Agent’s and each Lender’s books and records showing the amount of the Liabilities shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive, absent manifest error for the purpose of establishing the amount of the Liabilities. No failure by the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this guaranty shall not affect the enforceability or validity of any other provision herein. 8.11 Condition of Borrowers. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower such information concerning the financial condition, business and operations of each Borrower as such Guarantor requires, and that the Administrative Agent and the Lenders have no duty, and neither Guarantor relying on the Administrative Agent or any Lender at any time, to disclose to such Guarantor any

64 information relating to the business, operations or financial condition of any Borrower (such Guarantor waiving any duty on the part of the Administrative Agent and the Lenders to disclose such information and any defense relating to the failure to provide the same). SECTION 9. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Agreement and make Loans and participate in Letters of Credit and to induce each Issuer to issue Letters of Credit hereunder, each Loan Party represents and warrants on behalf of itself and its Restricted Subsidiaries that: 9.1 Existence. Each Loan Party and all of its Restricted Subsidiaries are duly organized, validly existing and in good standing (or its equivalent) under the laws of the jurisdiction of its organization, except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not have a Material Adverse Effect. Each Loan Party and all of its respective Restricted Subsidiaries are each in good standing (or its equivalent) and are duly qualified to do business in each jurisdiction where, because of the nature of their respective activities or properties, failure to be in such good standing or so qualified would have a Material Adverse Effect. 9.2 Authorization. Each Loan Party has the power and is duly authorized to execute and deliver this Agreement and the other Loan Documents to which it is a party. The execution, delivery and performance by each Loan Party of this Agreement, the Notes, the other Loan Documents to which it is a party, and the borrowings hereunder, do not and will not require any consent or approval of any Governmental Authority or authority, shareholder or any other Person, which has not already been obtained. Each Loan Party and each of its Restricted Subsidiaries has the power, right and legal authority to own and operate its properties and carry on its business as now conducted and proposed to be conducted. 9.3 No Conflicts. The execution, delivery and performance by each Loan Party of this Agreement and the other Loan Documents to which it is a party do not and will not present a material conflict with, or constitute a material breach of, or default under (i) any provision of law, (ii) the charter or by-laws of such Loan Party, (iii) any material agreement or instrument binding upon such Loan Party, or (iv) any court or administrative order or decree applicable to such Loan Party, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of any Loan Party or any of their Restricted Subsidiaries. 9.4 Validity and Binding Effect. This Agreement, the Notes and other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Loan Parties that are party thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies. 9.5 No Default. Each Loan Party represents that, as of the date hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing. 9.6 [Reserved].

65 9.7 Litigation and Contingent Liabilities. Except as disclosed on Schedule 9.7, there are no actions, suits, proceedings or investigations pending or, to any Loan Party’s knowledge, threatened in writing that with respect to (a) any Loan Document or (b) any other matter as to which there is a reasonable possibility of an adverse determination and, if adversely determined, either individually or in the aggregate, would have a Material Adverse Effect. 9.8 Title; Liens. Each Loan Party and its Restricted Subsidiaries have good, legal and marketable title to each of their respective assets, and none of such assets is subject to any Lien, except for Permitted Liens and such defects in titles would not, individually or in the aggregate, have a Material Adverse Effect. 9.9 Subsidiaries. As of the Restatement Effective Date, the Loan Parties have no Subsidiaries except as listed on Schedule 9.9, and the Loan Parties and their Subsidiaries own the percentage of such Subsidiaries as set forth on Schedule 9.9. All equity interests in each Loan Party’s respective Subsidiaries have been validly issued, are fully paid and are non-assessable. 9.10 Partnerships; Limited Liability Companies. As of the Restatement Effective Date, no Loan Party nor any of its Restricted Subsidiaries is a partner, member or joint venturer in any partnership, limited liability company or joint venture with any Person unaffiliated with the Loan Parties or any Subsidiaries other than the partnerships, limited liability companies and joint ventures, if any, listed on Schedule 9.10. 9.11 Purpose. The proceeds of the Loans will be used by the Borrowers for working capital, for the refinancing of existing Indebtedness (including, for the avoidance of doubt, any Indebtedness pursuant to the Amended and Restated Term Loan Agreement, dated as of October 14, 2021 (as amended by that certain first amendment to amended and restated term loan agreement dated as of October 26, 2022, as amended by that certain consent and second amendment to amended and restated term loan agreement, dated as of April 28, 2023, and as further amended by that certain third amendment to amended and restated term loan agreement dated as of September 1, 2023), among the Borrowers, the Guarantor, the lenders party thereto and PNC Bank, National Association, as administrative agent) and for its purchase of Container Equipment and for general corporate purposes (including the payment of dividends to its shareholders). The Standby Letters of Credit shall be used by the Borrowers for general corporate purposes. The Commercial Letters of Credit shall be used by the Borrowers in connection with the sale or shipment of Container Equipment purchased by the Borrowers in the ordinary course of each Borrower’s business. 9.12 Margin Regulations. Neither Borrower nor any of its Restricted Subsidiaries are engaged in the business of purchasing or selling “margin stock”, as such term is defined in Regulation U of the FRB, or extending credit to others for the purpose of purchasing or carrying margin stock, and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or for any other purpose which would violate any of Regulation T, U or X of the FRB. 9.13 Compliance. (a) Each Loan Party and its Restricted Subsidiaries are in compliance with all statutes and governmental rules and regulations applicable to them, their businesses and properties, except for any noncompliance which would not have a Material Adverse Effect.

66 (b) No Loan Party nor any of its Subsidiaries, and to the actual knowledge of such Loan Party, no Related Entity, (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order No. 13224 or (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2. (c) Each Loan Party and its Subsidiaries, and to the actual knowledge of such Loan Party, each Related Entity, is in compliance, in all material respects, with (i) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). 9.14 ERISA Compliance. Each Borrower and its ERISA Affiliates are each in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to each Pension Plan and Multiemployer Plan. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in any liability of any Borrower or any of their respective ERISA Affiliates in excess of $250,000,000. 9.15 Environmental Warranties. Each Loan Party, to the best of its knowledge, is and has been in material compliance with applicable Environmental Laws except as disclosed on Schedule 9.15; provided, that such matters so disclosed would not in the aggregate result in a Material Adverse Effect. 9.16 Taxes. Each Loan Party and each of its Restricted Subsidiaries has filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, (a) as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been maintained; or (b) the amount of which would not be material to such Loan Party and its Restricted Subsidiaries taken as a whole. As of the date of this Agreement, no Loan Party is aware of any proposed assessment against such Loan Party or any of its Restricted Subsidiaries for additional Taxes (or any basis for any such assessment) which would be material to such Loan Party and its Restricted Subsidiaries taken as a whole. 9.17 Investment Company Act Representation. Neither Borrower is, nor is required to be, registered as an “investment company” under the Investment Company Act of 1940, as amended. 9.18 Accuracy of Information. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the

67 circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 9.19 Financial Statements. The Audited Financial Statements, copies of which have been furnished to the Lenders, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year end period and, except as otherwise expressly noted therein, present fairly, in all material respects, the financial condition of the applicable Loan Party and its Subsidiaries as at such dates and the results of their operations for the period then ended. 9.20 [Reserved]. 9.21 Affected Financial Institution. No Loan Party is an Affected Financial Institution. 9.22 Solvency. On the Restatement Effective Date and after giving effect to the Loans hereunder, the Loan Parties are Solvent. 9.23 Anti-Terrorism Laws. (i) No Loan Party nor any of its Subsidiaries is, and to the actual knowledge of each Loan Party no Related Entity is, a Sanctioned Person, and (ii) no Loan Party nor any of its Subsidiaries, and to the actual knowledge of each Loan Party no Related Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. Each of the Loan Parties and their respective Subsidiaries, and to the actual knowledge of each Loan Party the Related Entities, have conducted their business in compliance with all Anti-Terrorism Laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. 9.24 Anti-Corruption Laws. Each of the Loan Parties and each of their Subsidiaries have conducted their business in compliance with all Anti-Corruption Laws in all material respects and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. SECTION 10. LOAN PARTIES’ COVENANTS. From the date of this Agreement and thereafter until the expiration or termination of the Commitments and until the Loans and other Liabilities are paid and performed in full, each Loan Party agrees that, unless at any time the Majority Lenders shall otherwise expressly consent in writing, it will perform and fulfill its obligations set forth in this Section 10. 10.1 Financial Statements and Other Reports. The Loan Parties will furnish or will cause to be furnished to the Administrative Agent and each of the Lenders: (a) Annual Audit Reports. Within one-hundred twenty (120) days after the end of each fiscal year, a copy of the annual audit report of Triton Holdco, prepared on a

68 consolidated basis in conformity with GAAP and certified, without qualification, by independent certified public accountants of recognized national standing. Such annual audit reports shall each contain a schedule showing the consolidated balance sheets of Triton Holdco and its Subsidiaries, as applicable, as of the end of such fiscal year, and the related consolidated statements of operations, stockholder’s equity and comprehensive income, and cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous fiscal year (which report shall be without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit); provided, however, that any such “going concern” qualification that is specifically related to the upcoming maturity of the Loans shall not cause a breach under the provisions of this Section 10.1(a); (b) Quarterly Financial Statements. Within sixty (60) days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), a copy of the unaudited financial statements of Triton Holdco and its Subsidiaries, in each case for such fiscal quarter prepared on a consolidated basis in conformity with GAAP (subject to year-end audit adjustments and the absence of footnotes). Such financial statements shall contain the consolidated balance sheets of Triton Holdco and its Subsidiaries, as applicable, as of the end of such fiscal quarter and related consolidated statements of (i) income for the fiscal quarter then ended and the fiscal year through that date and (ii) stockholders’ equity and cash flows for the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of Triton Holdco as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; (c) Officer’s Certificate and Report. Together with the financial statements furnished by the Loan Parties under the preceding clauses (a) and (b), a Compliance Certificate signed by an Authorized Officer dated the date of delivery of such financial statements, to the effect that no Event of Default or Unmatured Event of Default exists, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10, with such certification contained in the applicable Compliance Certificate effective only as of the date of such financial statements; (d) Container Equipment Reports. Concurrently with the financial statements of furnished to the Administrative Agent and to the Lenders pursuant to Sections 10.1(a) and 10.1(b) above, a Container Equipment report containing the following information: (A) a separate listing of the number and types of Container Equipment owned, rented, leased or managed by such Borrower, (B) their aggregate Net Book Value, (C) a separate listing of such Borrower’s ten (10) largest customers, as measured by Net Book Value of Container Equipment, and (D) their aggregate original cost (or upon the Administrative Agent’s request during the existence of an Event of Default or Unmatured Event of Default, a detailed report with respect to each unit of Container Equipment then owned by a Borrower its (w) serial or other identifying number, (x) in-service date, (y) Net Book Value (including totals thereof), and (z) original cost (including totals thereof)); and

69 (e) Requested Information. Promptly from time to time, such other financial data and reports concerning a Loan Party (including accountants management letters) as the Administrative Agent or any Lender may reasonably request and which is readily available to such applicable Loan Party. 10.2 Notices. The Loan Parties will notify the Lenders in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto: (a) Default. The occurrence of an Event of Default or an Unmatured Event of Default; (b) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding which is material to any Borrower and its Subsidiaries taken as a whole and which, if adversely determined, would constitute a Material Adverse Effect; (c) ERISA Compliance. Any ERISA Event; (d) S&P Rating and Fitch Rating. Promptly after each announcement by S&P or Fitch of any change in the S&P Rating or Fitch Rating, as applicable; and (e) Other Information. Promptly following any reasonable request therefor and subject to Section 15.20, such other information regarding the operations, business affairs and financial condition of a Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent may reasonably request, including, without limitation, information or certifications as may be required under the Beneficial Ownership Regulation, if applicable. 10.3 Existence. Except as otherwise permitted under Section 10.11, each Loan Party will maintain and preserve and cause each of its Restricted Subsidiaries to maintain and preserve, its existence as a limited liability company, partnership or corporation, as the case may be, and keep in force and effect all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its business in the ordinary course as conducted from time to time, except in the case to the extent such failure to so maintain would not have a Material Adverse Effect. 10.4 Nature of Business. Neither Borrower will, nor will it permit any of its Restricted Subsidiaries to, engage in any business other than a Permitted Business; provided that each Borrower and its Restricted Subsidiaries may engage in a business other than a Permitted Business if at least ninety-five percent (95%) of the consolidated assets of such Borrower and its Restricted Subsidiaries are held in connection with Permitted Businesses. 10.5 Books, Records and Inspection Rights. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries which permit the preparation of financial statements in accordance with GAAP and which conform in all material respects to all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. At the expense of the Loan Parties, each Loan Party will, and will cause each of its Restricted Subsidiaries to, permit officers and designated

70 representatives of the Administrative Agent to visit and inspect, under guidance of officers of such Loan Party or its Restricted Subsidiary, any of the properties of such Loan Party or its Restricted Subsidiaries, and subject to appropriate confidentiality limitations, to examine and make copies of the books of account of such Loan Party or its Restricted Subsidiaries and discuss the affairs, finances and accounts of such Loan Party or its Restricted Subsidiaries with, and be advised as to the same by, its and its officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals (during regular working hours) and to such reasonable extent as the Administrative Agent or a Lender may reasonably request; provided, however, (i) any such visit and inspection and examinations and verifications shall not materially interfere with the conduct of the business of such Loan Party and (ii) that unless an Event of Default or an Unmatured Event of Default shall have occurred and then be continuing at the time of such inspection, and examinations and verifications, the Loan Parties shall be required to reimburse the Administrative Agent and its officers and designated representatives for reasonable and documented costs and expenses incurred in connection with only one such inspection during any twelve (12) month period. 10.6 Insurance; Reports. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties with financially sound and reputable insurance companies not Borrower- Related Parties, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where each Loan Party or the applicable Subsidiary operates (provided that the possession by lessees of property owned by the Borrowers or any of their Subsidiaries in any locality shall not be deemed to constitute the engagement in business or owning of property by the Borrowers or such Subsidiary in such locality). 10.7 Maintenance of Property. Each Loan Party will maintain, preserve and keep, and cause each of its Restricted Subsidiaries to maintain, preserve and keep, in good repair, working order and condition, all of those properties useful or necessary to its business, and from time to time make, and cause each of its Restricted Subsidiaries to make, all necessary and proper repairs, renewals or replacements thereof, ordinary wear and tear excepted, and excepting disposal of obsolete or damaged equipment and except where the failure to do so would not have a Material Adverse Effect. 10.8 Taxes. Each Loan Party will pay, and cause each of its Restricted Subsidiaries to pay, when due, all of its Taxes, except such Taxes (a) as are being contested in good faith and by appropriate proceedings and as to which such Loan Party or such Restricted Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP; or (b) the amount of which individually or in the aggregate would not have a Material Adverse Effect. 10.9 Compliance. Each Loan Party will comply, and cause each of its Restricted Subsidiaries to comply, with all statutes and governmental rules and regulations applicable to it, its businesses and its properties, including Environmental Laws, the failure to comply with which would have a Material Adverse Effect. 10.10 [Reserved].

71 10.11 Merger, Purchase and Sale. Except in connection with a Permitted Transaction, no Loan Party will, nor permit any of its Restricted Subsidiaries to, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any of its Restricted Subsidiaries to sell, assign, transfer, convey or otherwise dispose of) all, or substantially all, of the assets of such Loan Party and its Restricted Subsidiaries (determined on a consolidated basis for such Loan Party and its Restricted Subsidiaries), whether as an entirety or substantially as an entirety, to any Person unless: (a) such Loan Party or a Restricted Subsidiary, if such Loan Party has been consolidated or merged with or into such Restricted Subsidiary, shall be the surviving or continuing corporation (the “Surviving Entity”); (b) immediately after giving effect to such transaction (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing, (ii) at least eighty-five percent (85%) of the consolidated assets of the Surviving Entity and its Restricted Subsidiaries shall be held in connection with Permitted Businesses, and (iii) the Loan Parties shall be in pro forma compliance with the covenant set forth in Section 10.18; and (c) the Administrative Agent shall receive for the Lenders such documents and legal opinions, including, without limitation, “know your customer” documents and legal opinions as to the consummation and legal effect of the merger, as the Administrative Agent may reasonably request. Upon any consolidation, combination or merger or any transfer of all or substantially all of a Loan Party’s assets to a Restricted Subsidiary in accordance with the foregoing, in which such Loan Party is not the Surviving Entity, such Restricted Subsidiary as the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of such Loan Party under this Agreement with the same effect as if the Surviving Entity had been named as such. 10.12 [Reserved]. 10.13 [Reserved]. 10.14 Interest Rate Agreements. No Loan Party will, and will not permit any of its Restricted Subsidiaries to, enter into any Interest Rate Agreement other than those entered into in the ordinary course of business as a bona fide hedging transaction (and not for speculation). 10.15 [Reserved]. 10.16 Total Debt Ratio. The Loan Parties will not at any time permit the Total Debt Ratio to exceed 4.0 to 1.0. 10.17 Minimum Interest Coverage Ratio. The Loan Parties will not permit the ratio of (a) Consolidated EBIT to (b) Consolidated Interest Expense, in each case, determined on the last day of each fiscal quarter for the period of the most recent six (6) consecutive fiscal quarters then ending, to be less than 1.25 to 1.00.

72 10.18 Unencumbered Assets Coverage Ratio. The Loan Parties will not permit the Unencumbered Assets Coverage Ratio to be less than 1.20 to 1.00 at any time. The Unencumbered Assets Coverage Ratio will be tested as of the last day of each fiscal quarter of Triton Holdco and on the date of and after giving effect to any Borrowing. 10.19 Indebtedness. No Loan Party will permit any Restricted Subsidiary that is not a Loan Party to incur or permit to exist any Indebtedness, except: (a) intercompany Indebtedness owing to a Loan Party or a wholly owned Subsidiary; (b) Indebtedness incurred by an ABS Subsidiary in connection with a Permitted Securitization; and (c) other Indebtedness, provided that (i) the principal amount of all Indebtedness permitted by this clause (c) and (ii) the principal amount of all Indebtedness secured by Liens permitted by Section 10.20 shall not exceed, at any time, the greater of (A) $100,000,000 and (B) 5% of Triton Holdco’s Consolidated Tangible Net Worth, determined as of the most recently ended fiscal quarter of Triton Holdco for which consolidated financial statements are available (or are required to be delivered pursuant to Section 10.1(b)); provided that no Indebtedness otherwise permitted under this Section 10.19 shall be permitted if, immediately after giving effect to the incurrence thereof, an Event of Default or Unmatured Event of Default shall exist (which shall include, without limitation, compliance with the covenants contained in Section 10.16, Section 10.17 and Section 10.18 as of the most recently ended fiscal quarter for which financial statements have been delivered to the Lenders, or as of such more recent date as the Loan Parties may determine, calculated on a pro forma basis giving effect to the incurrence of such Indebtedness and the granting of any related Lien, as if such Indebtedness had been incurred and such Lien granted as of such quarter end or more recent date). 10.20 Liens. No Loan Party will, nor permit any of its Restricted Subsidiaries to, create or permit to exist any Lien with respect to any assets now owned or hereafter acquired securing Indebtedness unless (a) such Liens secure the Indebtedness permitted under Section 10.19(b), or (b) after giving effect thereto, the sum of (x) all Indebtedness secured by such Liens and (y) the principal amount of all Indebtedness of Restricted Subsidiaries which are not Loan Parties permitted by Section 10.19(c) does not, at any time, exceed the greater of (A) $100,000,000 or (B) 5% of Triton Holdco’s Consolidated Tangible Net Worth, determined as of the most recently ended fiscal quarter of Triton Holdco for which consolidated financial statements are available (or are required to be delivered pursuant to Section 10.1(b)), unless (i) the Administrative Agent is equally and ratably secured by any property of the Loan Parties that is collateral for such Indebtedness, and (ii) any Loan Party or Affiliate that guarantees such Indebtedness also guarantees the Indebtedness under this Agreement; provided that no Liens otherwise permitted under this Section 10.20 shall be permitted if, immediately after giving effect to the incurrence thereof, an Event of Default or Unmatured Event of Default shall exist (which shall include, without limitation, compliance with the covenants

73 contained in Section 10.16, Section 10.17 and Section 10.18 as of the most recently ended fiscal quarter for which financial statements have been delivered to the Lenders, or as of such more recent date as the Loan Parties may determine, calculated on a pro forma basis giving effect to the granting of such Lien and any related incurrence of such Indebtedness, as if such Lien had been granted and such Indebtedness had been incurred as of such quarter end or more recent date). 10.21 Pari Passu Obligations. The Loan Parties agree that the Indebtedness hereunder shall rank at least pari passu with the claims of holders of other senior Indebtedness of the Loan Parties (without taking into account any claims such holders may have in respect of collateral for such Indebtedness). 10.22 Transactions with Affiliates. No Loan Party will, nor permit any of its Restricted Subsidiaries to, enter into or be a party to any transaction or arrangement, including the purchase, sale, discounting, lease or exchange of property or the rendering of any service, with any Affiliates or with Brookfield, except in the ordinary course of, and pursuant to the reasonable requirements of such Loan Party’s or such Restricted Subsidiary’s business, unless (i) such transaction or arrangement is on terms materially comparable to those which such Borrower would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate or (ii) with respect to Brookfield, if clause (i) is not satisfied, such transaction or arrangement would not have a Material Adverse Effect; provided that the following shall in any event be permitted: (a) the payment of consulting or other fees to a Loan Party by any of its Subsidiaries; (b) employee and officer salaries and bonuses, and loans to employees or officers reasonable fees and compensation (including employee and officer salaries and bonuses) paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of a Loan Party or any of its Subsidiaries; (c) transactions exclusively between or among a Loan Party and any Restricted Subsidiary of such Loan Party, exclusively between Restricted Subsidiaries of a Loan Party, or exclusively between a Loan Party or any of its Restricted Subsidiaries and any of its respective joint ventures or between or among a Loan Party and any Subsidiary of such Borrower in respect of tax sharing agreements or operations, governance, administration and corporate overhead on customary terms; (d) any agreement as in effect as of the Restatement Effective Date as set forth on Schedule 10.22 or any transaction contemplated thereby and any amendment thereto or any replacement agreement thereto, so long as any such amendment or replacement agreement is not more disadvantageous to such Loan Party or any of its Restricted Subsidiaries in any material respect than the original agreement as in effect on the Restatement Effective Date; (e) any reasonable employment, stock option, stock or share repurchase, employee benefit compensation, business expense reimbursement, severance, termination, or other employment-related agreements, arrangements or plans entered into in good faith a Loan Party or any of its Subsidiaries in the ordinary course of business; (f) any issuance of equity interests of a Loan Party; (g) employment and severance arrangements in a Loan Party’s reasonable business judgment with respect to the procurement of services with officers and employees of such Loan Party and its Subsidiaries; (h) except as limited by Section 10.27, the payment of a dividend or distribution on or in respect of equity interests or the purchase, redemption or other acquisition or retirement for value of any equity interests; and (i) Permitted Securitizations. The parties agree that any sale of Container Equipment from a Loan Party or any Restricted Subsidiary of such Loan Party to any Unrestricted Subsidiary of such Borrower at the original equipment cost or Net Book Value thereof shall be deemed to be an arm’s- length transaction.

74 10.23 [Reserved]. 10.24 Negative Pledges, Restrictive Agreements, Etc. No Loan Party will, nor permit any of its Restricted Subsidiaries to, (x) enter into or suffer to exist any agreement creating or purporting to create any Lien, pledge or security interest (other than a Permitted Lien) with respect to the property of the Loan Parties and their Restricted Subsidiaries or (y) enter into or suffer to exist any agreement (excluding this Agreement and any other Loan Document) prohibiting or purporting to prohibit the creation or assumption of any Lien upon such Loan Party’s properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Loan Parties to amend or otherwise modify this Agreement or any other Loan Document; provided that the Loan Parties and their Restricted Subsidiaries may enter into such agreements described in the foregoing clause (x) or clause (y) that provide for the counterparties to such agreements to be secured on a ratable basis with the Administrative Agent, the Lenders and the Issuers. No Loan Party will, nor permit any of its Restricted Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by such Loan Party’s performance of its obligations hereunder or under any other Loan Document. 10.25 Use of Proceeds. Each Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 9.11. Neither Borrower shall, directly or (to the knowledge of the Borrower) indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person in any manner that will result in a violation by a Borrower, any Subsidiary, or, to the knowledge of such Borrower, any other Person (including any Person party to this Agreement, whether as Lender, Administrative Agent or otherwise), of any Anti-Terrorism Law; provided that, the provisions in this Section 10.25 shall not apply to the extent that it would cause the Administrative Agent or any Lender to breach European Union Regulation 2271/96/EC (as amended) or any law or regulation implementing the terms thereof into the law of the United Kingdom in connection with the United Kingdom’s withdrawal from the European Union. 10.26 Designation of Unrestricted Subsidiaries. Either Borrower may designate any of its Subsidiaries (other than a Subsidiary that is a Borrower) to be an Unrestricted Subsidiary or remove any such designation by giving written notice from an Authorized Officer to the Administrative Agent that such Borrower has made such designation, provided that, at the time of such action and after giving effect thereto, (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (ii) the Loan Parties shall be in pro forma compliance with the covenants set forth in Sections 10.16, 10.17 and 10.18. The Borrowers, will not permit at any time, the aggregate consolidated assets of all Unrestricted Subsidiaries to exceed an amount equal to 5% of the consolidated assets of Triton Holdco’s and its Consolidated Subsidiaries as reflected on the most recent financial statements delivered pursuant to Section 10.1 prior to such date. 10.27 Restricted Payments. Neither Borrower will make, directly or indirectly or through any of its Subsidiaries, any capital distribution to any equity holder of such Borrower unless (i) the Loan Parties shall be in pro forma compliance with the covenants set forth in Sections 10.16, 10.17, and 10.18, (ii) no Event of Default or Unmatured Event of Default specified in Section 12.1(a) or 12.1(b) shall have occurred and be continuing, and (iii) no Unmatured Event of Default

75 or Event of Default specified in Section 12.1(g) (and that is not otherwise addressed in clause (i) above) shall have occurred or be continuing which would have a Material Adverse Effect. 10.28 Anti-Corruption Laws. Neither Borrower nor any of their respective Subsidiaries, directly or indirectly, shall use the Loans or any proceeds thereof for any purpose which would violate any Anti-Corruption Laws. 10.29 Sanctions. (a) No Loan Party nor any its respective Subsidiaries will become a Sanctioned Person, (b) no Loan Party nor any of its respective Subsidiaries, either in their own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (c) the funds used to repay the obligations hereunder will not be derived from any unlawful activity, (d) each of the Loan Parties and its respective Subsidiaries shall comply with all Anti-Terrorism Laws, and (e) each Loan Party shall promptly notify the Administrative Agent in writing if it or any Borrower-Related Party becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law. 10.30 Additional Loan Parties. In the event that: (a) any holding company acquires Voting Stock of Triton Holdco or any Borrower through a transaction that does not constitute a Change of Control, or (b) any Restricted Subsidiary is a Material Subsidiary, or (c) the Lead Borrower desires to include in the calculation of the Unencumbered Assets Coverage Ratio Eligible Assets owned by a Subsidiary that is not a Guarantor, then (x) in the case of clause (a) or (b) above, such holding company or Material Subsidiary shall be joined as a Guarantor within fifteen (15) Business Days of such acquisition of Voting Stock or, with respect to a Material Subsidiary, the date of delivery of financial statements pursuant to Section 10.1 showing that such Restricted Subsidiary is a Material Subsidiary; provided that in no event shall any ABS Subsidiary become a Guarantor or (y) in the case of clause (c) above, the Lead Borrower shall, prior to the date that Eligible Assets owned by such Subsidiary are included in the calculation of the Unencumbered Assets Coverage Ratio, join as a Guarantor such Subsidiary that was not previously a Guarantor. Such joinder shall be effectuated by the Lead Borrower delivering to the Administrative Agent a joinder to this Agreement, legal opinion and evidence of corporate authority to become a Guarantor (and, if reasonably requested by the Administrative Agent, any other customary documents relating thereto), each in form and substance reasonably acceptable to the Administrative Agent.

76 (d) Upon prior written notice to the Administrative Agent, the Borrowers and Triton Holdco may remove a Subsidiary as a Guarantor hereunder provided that there are no assets of such Guarantor included in the Unencumbered Assets Coverage Ratio. 10.31 Equal and Ratable Security. In the event that, notwithstanding the provisions of this Agreement, a Borrower grants or suffers to exist any Lien that is not a Permitted Lien, this Agreement shall be deemed to be secured on a ratable basis with the Indebtedness secured by such Lien, and the Loan Parties shall promptly execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments that may be required by law to perfect such Lien or which the Administrative Agent may, from time to time, reasonably request to ensure perfection and priority of the Liens created or intended to be created by such documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties. SECTION 11. CONDITIONS TO EFFECTIVENESS OF RESTATEMENT OF EXISTING CREDIT AGREEMENT AND OF INITIAL AND FUTURE BORROWINGS. 11.1 Conditions to Effectiveness of Amendment and Restatement. The amendment and restatement of the Existing Credit Agreement accomplished by this Agreement shall become effective on the date specified in a written notice delivered by the Administrative Agent (the “Restatement Effective Date”) to the effect that the Administrative Agent received counterparts of this Agreement duly executed by each of the parties listed on the signature pages hereto and that all of the following conditions precedent have been satisfied: (a) Good Standing. The Administrative Agent shall have received certificates of good standing (or its equivalent) from the applicable public officials dated as of a current date issued by (i) with respect to Triton Holdco and TCIL, the Registrar of Companies in Bermuda, (ii) with respect to TALICC, the Secretary of State of the State of Delaware. (b) Payment of Interest, Fees and Expenses. The Administrative Agent shall have received (i) (for its own account or for the account of the Lenders, as applicable) payment in full of (A) all of the accrued interest and fees that are due and payable under the Existing Credit Agreement, as of the Restatement Effective Date and (B) all of the fees that are described in Section 4.6 that are due and payable on the Restatement Effective Date; and (ii) all reasonable costs and expenses (including reasonable and documented attorneys’ fees and charges) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, to the extent then billed. (c) Receipt of Documents. The Administrative Agent shall have received all of the following, each duly executed, as appropriate, and dated as of the Restatement Effective Date (or such other date as shall be reasonably satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Lender:

77 (i) Notes. A Note with respect to each Borrower for the account of each Lender that has requested a Note prior to the Restatement Effective Date. (ii) Resolutions; Consents. Copies, duly certified by the secretary or an assistant secretary of each Borrower or Triton Holdco, as applicable of (x) resolutions of (i) such Borrower’s board of directors authorizing or ratifying the execution and delivery of this Agreement, the Notes and the other applicable Loan Documents, and authorizing the borrowings by such Borrower hereunder and (ii) Triton Holdco’s board of directors authorizing or ratifying the execution and delivery of this Agreement, (y) all documents evidencing other necessary corporate action and (z) all approvals, licenses or consents, if any, required in connection with the consummation of the transactions contemplated by this Agreement, the Notes and the other applicable Loan Documents, or a statement that no such approvals, licenses or consents are so required. (iii) Incumbency. A certificate of the secretary or an assistant secretary of each Borrower certifying the names of such Borrower’s officers authorized to sign this Agreement, the Notes and all other Loan Documents to be delivered hereunder, together with the true signatures of such officers and a certificate of the secretary or an assistant secretary of Triton Holdco certifying the names of Triton Holdco’s officers authorized to sign this Agreement. (iv) Waivers, Consents and Amendments. Copies of all waivers and consents of all necessary or appropriate parties, in each case as may be reasonably required by the Lenders in connection with the transactions herein contemplated. (v) [Reserved]. (vi) Opinion Letters. Favorable opinion letters of (A) Mayer Brown LLP, counsel to the Borrowers and Triton Holdco and (B) Appleby (Bermuda) Limited, special Bermuda counsel to the Borrowers and Triton Holdco, each covering such matters, in such form and having such content, as shall be reasonably acceptable to the Administrative Agent and its counsel. (vii) Organizational Documents. A certificate of the secretary or assistant secretary of each Borrower and Triton Holdco either (x) certifying as to and attaching the memorandum of association (including the certificate of incorporation of such Borrower) and the bye-laws of such Borrower, including all amendments thereto, as in effect on the Restatement Effective Date or (y) certifying that such organizational documents have not been amended since they were last provided and certified to the Lenders pursuant to this Agreement. (viii) Closing Certificate. A certificate of an Authorized Officer of each Borrower and Triton Holdco certifying (w) that all representations and warranties of such Borrower and Triton Holdco in this Agreement and the other applicable Loan Documents are true and correct on the Restatement Effective Date, (x) that no Event of Default or Unmatured Event of Default exists or will result from the

78 transactions contemplated to occur on the proposed Restatement Effective Date, and (y) that since December 31, 2023 no event has occurred which has had a Material Adverse Effect. (d) No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2023 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Loan Parties and their Restricted Subsidiaries taken as a whole or, in either case, the facts and information regarding such entities as represented to the Restatement Effective Date. (e) Other. The Administrative Agent and the Lenders shall have received such other documents, certifications or information as the Administrative Agent or any Lender may reasonably request; provided, that, for the avoidance of doubt, the Administrative Agent and each Lender hereby waive any prior notice with respect to any prepayment or repayment of Term SOFR Loans (as defined in the Existing Credit Agreement) occurring on the Restatement Effective Date and any prior notice set forth in Section 2.4 hereof with respect to Loan Requests delivered on the Restatement Effective Date. Without limiting the generality of the provisions of Section 13.3(e), for purposes of determining compliance with the conditions specified in this Section 11.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted, and to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto; provided that, for the avoidance of doubt, each Lender hereby authorizes and instructs the Administrative Agent to execute, deliver and acknowledge, such instruments or releases as shall be reasonably requested by any Loan Party or otherwise required to effectuate the purposes of this Agreement. 11.2 All Credit Extensions. The obligation of each Lender to make any Loan and of each Issuer to issue each Letter of Credit is subject to the following further conditions precedent that: (a) Default. Before and after giving effect to any Credit Extension, no Event of Default or Unmatured Event of Default shall have occurred and be continuing. (b) Representations and Warranties. Before and after giving effect to any Credit Extension, the representations and warranties in Section 9 and in any other agreement or certification given by a Borrower or any of its Restricted Subsidiaries or any officer thereof pursuant to this Agreement, shall be true and correct in all material respects as though made on the date of such Credit Extension. (c) Request for Borrowing or Issuance Request. The Administrative Agent shall have received from the Lead Borrower a Loan Request in accordance with Section 2.4 or an Issuance Request in accordance with Section 5.1. (d) [Reserved].

79 (e) Unencumbered Assets Coverage Ratio. The Loan Parties shall be in compliance with Section 10.18 after giving effect to such Borrowing. Each request for a Credit Extension (other than a Loan Request requesting only a conversion of Loans) submitted by a Borrower shall be deemed to be a representation and warranty by such Borrower that the conditions specified in Sections 11.2(a), (b) and (e) have been satisfied on and as of the date of the applicable Credit Extension. SECTION 12. EVENTS OF DEFAULT AND REMEDIES. 12.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Non-Payment. Default in the payment, when due: (i) of any principal of any Loan (including any mandatory prepayment) or Reimbursement Obligation or (ii) of any interest on any Loan or Reimbursement Obligation or any fee or other amount payable hereunder and the continuance thereof for five (5) days; provided, however, that the Borrowers shall be entitled to make such principal payment or mandatory prepayment on the next succeeding Business Day if (x) such payment is due on a date that is not a Business Day or (y) the Borrowers fail to make such payment on its due date as the result of an administrative or technical error not caused by the Borrowers. (b) Default or Acceleration of other Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement involving any Indebtedness under which a Loan Party or any Restricted Subsidiary may be obligated as a borrower or guarantor, which individually or in the aggregate, exceeds $250,000,000 (other than (i) any Indebtedness of a Restricted Subsidiary to a Loan Party or to any other Restricted Subsidiary of such Loan Party and (ii) a default described in Section 12.1(a)), and such breach, default or event of default consists of either (1) the failure to pay (any required notice of default having been given and any period of grace permitted with respect thereto having expired) any Indebtedness when due (whether at stated maturity, by acceleration, required mandatory prepayment or otherwise), or (2) a breach of a financial covenant thereunder. (c) [Reserved]. (d) [Reserved]. (e) Insolvency. Any Loan Party or any of a Loan Party’s Restricted Subsidiaries becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for any Loan Party or a Restricted Subsidiary or a substantial part of the property of any Loan Party or a Restricted Subsidiary, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or a Restricted Subsidiary or for a substantial part of the property of a Loan Party or a Restricted Subsidiary and is not discharged within sixty (60) days; or any proceeding under any Debtor Relief Law is instituted by or against any Loan Party or any Restricted Subsidiary and, if instituted against a Loan Party or any Restricted Subsidiary, is consented

80 to or acquiesced in by a Loan Party or any Restricted Subsidiary or remains for sixty (60) days undismissed; or any warrant of attachment is issued against any substantial part of the property of a Loan Party or a Restricted Subsidiary which is not released within sixty (60) days of service. (f) ERISA. A Termination Event occurs with respect to any Pension Plan that, alone or together with any other Termination Events that occurred, could reasonably be expected to result in material liability of the Borrowers in an aggregate amount exceeding $250,000,000. (g) Specific Defaults. Failure by a Loan Party to comply with or perform any covenant set forth in (A) Section 10.2(a), 10.11, 10.16, 10.17, 10.18, 10.25, 10.27, 10.28, 10.29, 10.30, or 10.31 or (B) Section 10.19 and 10.20, in the case of this sub-clause (B), such failure to comply shall continue for fifteen (15) Business Days after the earlier of (x) the date upon which an Authorized Officer of the Loan Parties or any Restricted Subsidiary had actual knowledge of such default or (y) the date upon which written notice thereof is given to a Loan Party by the Administrative Agent or any Lender. (h) Other Defaults; Liabilities Under other Loan Documents. Default in the performance of any Loan Party’s agreements herein set forth or in any other Loan Document (subject to any applicable grace period in any such Loan Document) in any material respect (and not constituting an Event of Default under any of the other clauses of this Section 12.1) and continuance of such default for forty-five (45) days after the earlier of (i) the date upon which an Authorized Officer of a Loan Party or any of their Restricted Subsidiaries had actual knowledge of such default or (ii) the date upon which written notice thereof is given to a Loan Party by the Administrative Agent or any Lender. (i) Representations and Warranties. Any representation or warranty of a Loan Party made in any Loan Document or any schedules, notices, certificates, reports or instruments delivered in connection therewith shall prove incorrect in any material respect when made and which (if curable) remains unremedied for a period of thirty (30) days after the first date on which an Authorized Officer has received written notice thereof. (j) Change of Control. Any Change of Control shall occur. (k) Final Judgments and Orders. There shall be entered against any Loan Party or any Restricted Subsidiary one or more judgments or decrees which in the aggregate are in excess of the greater of (x) $250,000,000 and (y) 3.0% of the Consolidated Tangible Net Worth in the aggregate at any one time outstanding (excluding any judgments or decrees (x) that shall have been outstanding less than sixty (60) calendar days from the entry thereof or (y) for and to the extent which the Loan Parties or the applicable Restricted Subsidiary is insured and with respect to which the insurer has assumed responsibility therefor in writing or for and to the extent which such Person is otherwise indemnified if the terms of such indemnification are satisfactory to the Majority Lenders), and either (1) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (2) there shall be any period of thirty (30) consecutive days during which a stay of

81 enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect. 12.2 Remedies. If any Event of Default described in Section 12.1 shall exist, the Administrative Agent may, or upon request of the Majority Lenders, shall (a) declare all or a portion of the Commitments to be terminated and/or all or a portion of the Loans and other Liabilities to be due and payable, whereupon to the extent so declared the Commitments shall immediately terminate and/or the outstanding Loans and other Liabilities shall become immediately due and payable, all without notice of any kind (except that if an event described in Section 12.1(e) occurs, the Commitments shall immediately terminate and all outstanding Loans and other Liabilities shall become immediately due and payable without declaration or notice of any kind) and/or (b) demand that the Borrowers immediately deliver to the Administrative Agent Cash Collateral in an amount equal to all Letter of Credit Outstandings. Without limiting the foregoing provisions of this Section 12.2, if an Event of Default exists, the Administrative Agent may exercise all rights and remedies available upon an Event of Default pursuant to any Loan Document and applicable law. The Administrative Agent shall promptly advise the Lead Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. 12.3 Application of Funds. (a) In the event that, following the occurrence or during the continuance of any Event of Default, the Administrative Agent receives any monies in connection with the enforcement of its rights hereunder, such monies shall be distributed as follows: (i) First, to payment of that portion of the Liabilities constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 4) payable to the Administrative Agent in its capacity as such; (ii) Second, to payment of that portion of the Liabilities constituting fees, indemnities and other amounts (other than interest and principal) payable to the Lenders, including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender) arising under the Loan Documents and amounts payable under Article 4 ratably among them in proportion to the respective amounts described in this clause Second payable to them; (iii) Third, to payment of that portion of the Liabilities constituting accrued and unpaid interest on the Loans and other Liabilities arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; (iv) Fourth, to payment of that portion of the Liabilities constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

82 (v) Last, the balance, if any, after all of the Liabilities have been indefeasibly paid in full, to the Lead Borrower or as otherwise required by law. SECTION 13. ADMINISTRATIVE AGENT. 13.1 Appointment and Authority. Each of the Lenders and the Issuers hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Administrative Agent, the Lenders and the Issuers, and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 13.2 Non-Reliance on Administrative Agent. Each Lender and the Issuers acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 13.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or Unmatured Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;

83 (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Related Parties that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 15.2 and 12.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Event of Default or Unmatured Event of Default unless and until notice describing such Event of Default or Unmatured Event of Default is given to the Administrative Agent in writing by a Loan Party, a Lender or an Issuer; and (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default or Unmatured Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 11 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (f) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Persons. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Person or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Person. 13.4 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with a Borrower or any Subsidiary of a Borrower or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

84 13.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 13.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuers and the Lead Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with the Lead Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Lead Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Lead Borrower, appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuer directly, until such time, if any, as the Majority Lenders appoint a successor

85 Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 2.7 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section and Section 15.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuer. If Bank of America resigns as Issuer, it shall retain all the rights, powers, privileges and duties of an Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuer and all Letter of Credit Outstandings with respect thereto, including the right to require the Lenders to make Alternate Base Rate Loans or fund risk participations in unpaid and outstanding Reimbursement Obligations pursuant to Sections 5.4 and 5.5. Upon the appointment of a successor Issuer hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuer, (ii) the retiring Issuer shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 13.7 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable

86 judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. 13.8 No other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, Book Runners, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuer hereunder. 13.9 Funding Reliance. (a) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Daily Simple SOFR Loans (or, in the case of any Borrowing of Alternate Base Rate Loans, prior to 1:30 p.m. (New York City time) on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.4(c) (or, in the case of a Borrowing of Alternate Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.4(c)) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers jointly and severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from the date such amount is made available to the Borrowers to the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Alternate Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Lead Borrower the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Unless the Administrative Agent shall have received notice from the Lead Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuers hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuers, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the

87 Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive if made in good faith and absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrowers have not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such Issuer, in immediately available funds with interest thereon, for each day from the date such amount is distributed to it to the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this Section 13.9 shall be conclusive, absent manifest error. 13.10 Administrative Agent may File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or other judicial proceeding relative to a Loan Party or any of their respective Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan or Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on such Loan Party) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations and all other Liabilities that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuers and the Administrative Agent under Sections 4.3, 4.4, 4.5, 4.6 and 15.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 4.5, 4.6 and 15.5.

88 Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Liabilities or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 13.11 Guaranty Matters. Each of the Lenders and the Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion, to take the actions with respect to the guaranty by the Guarantors, as are set forth in Section 8 of this Agreement. Upon approval by the Majority Lenders, the Administrative Agent may release a Guarantor from its obligations under Section 8. In each case as specified in this Section 13.11, the Administrative Agent will, at the Loan Parties’ expense, execute and deliver to the Lead Borrower such documents as may reasonably be requested to evidence the release of a Guarantor from its obligations under Section 8, in each case in accordance with the terms of the Loan Documents and this Section 13.11. 13.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Loan Parties, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments, and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of

89 such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 13.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or Issuer, whether or not in respect of any Liabilities due and owing by a Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender or Issuer, as applicable, receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender or Issuer, as applicable, in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender and Issuer irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender or Issuer promptly upon determining that any payment made to such Lender or Issuer comprised, in whole or in part, a Rescindable Amount. SECTION 14. RESTATEMENT OF EXISTING CREDIT AGREEMENT. 14.1 Restatement; Reallocation. (a) Effective on the Restatement Effective Date (i) the Existing Credit Agreement shall be deemed to be restated in the form hereof (except such provisions thereof which by their terms survive any termination thereof (without duplicating the

90 obligations of the Borrowers under this Agreement)), (ii) each “Letter of Credit” outstanding under the Existing Credit Agreement shall be deemed to be a Letter of Credit hereunder and (iii) the Commitments (as defined in the Existing Credit Agreement) of the Lenders shall be reallocated in accordance with the terms hereof and each Lender shall have a direct or participation share equal to its Percentage of all outstanding Credit Extensions (including each of the Letters of Credit referred to in clause (ii) above). The Administrative Agent and the Original Lenders hereby agree that the Borrowers will pay, on the Restatement Effective Date, all interest, fees and other amounts (including amounts payable pursuant to Section 7.5 of the Existing Credit Agreement, assuming for such purpose that the loans under the Existing Credit Agreement are being prepaid rather than reallocated on the Restatement Effective Date) owed to the Original Lenders under the Existing Credit Agreement. (b) To facilitate the reallocation described in clause (a) above, on the Restatement Effective Date, (i) all revolving loans under the Existing Credit Agreement shall be deemed to be Loans hereunder, (ii) each Lender that is a party to the Existing Credit Agreement shall transfer to the Administrative Agent an amount equal to the excess, if any, of such Lender’s Percentage of all outstanding Loans hereunder (including any Loans requested by the Borrowers on the Restatement Effective Date) over the amount of all of such Lender’s loans under the Existing Credit Agreement, and (iii) the Administrative Agent shall apply the funds received from the Lenders pursuant to clause (ii) above, first, on behalf of the Lenders (pro rata according to the amount of the loans each is required to purchase to achieve the reallocation described in clause (a)), to purchase from each Exiting Lender the loans of such Exiting Lender under the Existing Credit Agreement (and, if applicable, to purchase from any Original Lender that is a party hereto but which has loans under the Existing Credit Agreement in excess of such Lender’s Percentage of all then- outstanding Loans hereunder (including any Loans requested by the Borrowers on the Restatement Effective Date), a portion of such loans equal to such excess), second, to pay to each Original Lender all interest, fees and other amounts (including amounts payable pursuant to Section 7.5 of the Existing Credit Agreement, assuming for such purpose that the loans under the Existing Credit Agreement are being prepaid rather than reallocated on the Restatement Effective Date) owed to such Original Lender under the Existing Credit Agreement (whether or not otherwise then due) and, third, as the Borrowers shall direct. 14.2 Deletion of Lenders. On the Restatement Effective Date, each Exiting Lender shall cease to be a “Lender” under and for all purposes of the Existing Credit Agreement as amended and restated by this Agreement and shall have no rights or obligations thereunder, except for (a) rights to receive payment of indemnities, reimbursements and other similar amounts from the Borrowers (including rights under Section 15.5 of the Existing Credit Agreement), and (b) obligations to indemnify, reimburse or make payment to the Administrative Agent, any Lender or the Borrowers with respect to actions, failures to act, conditions, circumstances or events on or prior to the date of such effectiveness. 14.3 Non-Recourse to Original Lenders; No Warranty or Representations; Independent Credit Analysis. The payments to any of the Original Lenders and the borrowings from any other Original Lender specified in Section 14.1 shall be without recourse to the Administrative Agent,

91 any of the Original Lenders, any of their respective Affiliates or any of their respective officers, directors, agents or employees. SECTION 15. GENERAL. 15.1 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 15.2 Waivers and Amendments. (a) Generally. Except as otherwise specifically provided for in this Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Notes or any other Loan Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Majority Lenders and acknowledged by the Administrative Agent, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall: (i) unless consented to by each Lender affected thereby, (A) increase or extend the Commitment of any Lender or subject any Lender to any additional obligation, (B) reduce the principal of, or interest on, any Loan or any fee or other Liability payable hereunder, or (C) postpone any date fixed for any payment of principal of, or interest on, any Loan or any fee or other Liability hereunder, (ii) unless consented to by each Lender, (A) waive any condition specified in Section 11.1, (B) change the Percentages or the aggregate unpaid principal amount of the Loans, or the number of Lenders which shall be required to take action hereunder, or the definition of “Majority Lenders” or (C) change any provision of this Section 15.2, (iii) [reserved], or (iv) unless consented to by each adversely affected Lender, change Section 6.1, Section 6.3(b), Section 6.5 or Section 12.3(a), in each case, in a manner that would alter the pro rata sharing of payments required thereby. (b) No provision of this Agreement (including Section 13) or of any other Loan Document which relates to the rights or duties of the Administrative Agent shall be amended, modified or waived without the written consent of the Administrative Agent, and no provision of this Agreement or any other Loan Document relating to the rights or duties of any Issuer in its capacity as such shall be amended, modified or waived without the written consent of such Issuer.

92 (c) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. (d) Notwithstanding anything to the contrary contained in this Section 15.2, any Loan Document may be amended with the consent of the Administrative Agent and the Lead Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order to cure ambiguities, omissions, mistakes or defects. (e) For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, any extension of the maturity of the Revolving Loans or increase in the Aggregate Revolving Loan Commitment Amount shall require solely the consent of each of the Lenders holding Revolving Loan Commitments, and any extension of the maturity of the Term Loans or increase in the aggregate principal amount of the Term Loans shall require (subject in the case of an increase, to Section 6.7 hereof) solely the consent of the Lenders holding the principal amount of Term Loans. 15.3 Notices. (a) Notices Generally. Except as otherwise expressly provided herein, any notice hereunder to a Borrower, the Administrative Agent, any Issuer or any Lender shall be in writing (including facsimile communication) and shall be given (i) if to a Loan Party or the Administrative Agent, at its address or facsimile number set forth on Schedule 10.2, and (ii) if to any Lender or any Issuer, at its address or facsimile number set forth in its Administrative Questionnaire or, in each case, at such other address or facsimile number as the recipient may, by written notice, designate as its address or facsimile number for purposes of notices hereunder. All such notices shall be deemed to be given when transmitted by facsimile, when personally delivered or, in the case of a mailed notice, when sent by registered or certified mail, postage prepaid, in each case addressed as specified in this Section 15.3; provided that notices to the Administrative Agent under Section 2, Section 6 and this Section 15.3 shall not be effective until actually received by the Administrative Agent. (b) Electronic Communications. Notices and other communications to the Lenders and the Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuer pursuant to Section 2 if such Lender or such Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Issuers or each Loan Party may each, in its discretion, agree to accept notices

93 and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. Each Loan Party hereby acknowledges that the Administrative Agent and/or the Joint Lead Arrangers may, but shall not be obligated to, make available to the Lenders and the Issuers materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE ADMINISTRATIVE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY ADMINISTRATIVE AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Administrative Agent Parties”) have any liability to either Borrower, any Lender, any Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of either the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials or notices through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Administrative Agent Party; provided that in no event shall any Administrative Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Reliance by the Administrative Agent, the Issuers and the Lenders. The Administrative Agent, the Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Requests, and Issuance Requests) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner

94 specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Loan Party shall indemnify the Administrative Agent, each Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 15.4 USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender and the Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Loan Parties that, pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certificate. 15.5 Expenses; Indemnity; Damage Waiver. (a) The Borrowers agree that they shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent and of local counsel, if any, who may be retained by such counsel), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by each Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent, any Lender or any Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuer) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Administrative Agent or any Lender as a result of conduct of a Borrower that violates a sanction enforced by OFAC. (b) The Borrowers agree that they shall indemnify the Administrative Agent (and any subagent thereof), each Lender, each Issuer and each Related Party of any of the foregoing Persons (each such Person, an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses

95 (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including a Borrower but excluding such Indemnitee and its Related Parties) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record) the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any liability under any Environmental Law related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if a Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 15.5 shall not apply with respect to any Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent that a Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) above to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or any Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or any Issuer in connection with such capacity. The obligations of the Lenders under this clause (c) are several and not joint. (d) To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to

96 direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) All amounts due under this Section shall be payable on demand. (f) The agreements in this Section and the indemnity provisions in Section 15.3(d) shall survive the resignation of the Administrative Agent and Bank of America in its capacity as an Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other obligations of the Borrowers under this Agreement and the other Loan Documents. 15.6 Governing Law; Entire Agreement. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All obligations of the Loan Parties and rights of the Lenders and the Administrative Agent expressed herein, in the Notes or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. 15.7 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 15.8, (ii) by way of participation in accordance with the provisions of Section 15.10, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 15.11 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.10 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. 15.8 Assignments by Lenders. (a) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including participations in

97 Letters of Credit) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, no minimum amount need be assigned; and (B) in any case not described in clause (i)(A) of this Section 15.8, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if the “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date), shall not be less than $10,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower, otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) [reserved]; (iii) no consent shall be required for any assignment except for the consent of the Administrative Agent and the Issuers (which shall not be unreasonably withheld or delayed) to the extent that such assignment is to a Person other than another Lender or an Affiliate of a Lender, and the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender or an Affiliate of a Lender, provided that the Lead Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen (15) Business Days after having received notice thereof; (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (v) no such assignment shall be made (A) to a Borrower, any Affiliate or Subsidiary of a Borrower, or Brookfield or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B); and (vi) no such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person). Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (b) below, from and after the effective date specified in each Assignment and Assumption, the

98 Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 7.1, 7.5, 7.8 and 15.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. If requested by the assignee Lender, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) below. (b) Disqualified Persons. (i) No assignment or participation shall be made to, and no portion of any Commitment Increase shall be provided by, any Person that was a Disqualified Person as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person or the applicable Increase Date, as the case may be (unless the Borrowers in their sole and absolute discretion have consented, in writing, to such assignment or the portion of the Commitment Increase to be provided by such Disqualified Person, in which case such Person will not be considered a Disqualified Person for the purpose of such assignment, participation or Commitment Increase). For the avoidance of doubt, with respect to any assignee or participant or Lender that provides any portion of a Commitment Increase that becomes a Disqualified Person after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Person”), (x) such assignee or Lender shall not retroactively be disqualified from becoming a Lender or participant and (y) the execution by the Borrowers of an Assignment and Assumption or Joinder Agreement with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Person. Any assignment or Commitment Increase in violation of this clause (b)(i) shall not be void, but the other provisions of this clause (b)(i) shall apply. (ii) If any assignment or participation is made to, or any portion of a Commitment Increase is provided by, any Disqualified Person without the Borrowers’ prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Person after the applicable Trade Date, the Borrowers may, at their sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate the Commitment of such Disqualified Person and repay all obligations of the Borrowers owing to such Disqualified Person in connection with such Commitment and/or (B) require such Disqualified

99 Person to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 15.8), all of its interest, rights and obligations under this Agreement and related Loan Documents to one or more Eligible Assignees that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Person paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (i) the Administrative Agent shall have been paid the assignment fee (if any) specified in Section 15.8(a)(iv) and (ii) such assignment does not conflict with applicable laws. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Persons (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Person will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Persons consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Disqualified Person party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Person does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Borrowers hereby expressly authorize the Administrative Agent, to (A) post the list of Disqualified Persons provided by the Borrowers and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same. (c) Assignment by Bank of America. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Loans pursuant to clause (a) above, Bank of America may, upon thirty (30) days’ notice to the

100 Lead Borrower and the Lenders, resign as an Issuer. In the event of any such resignation as an Issuer, and if there are no other Issuers at the time of such resignation, the Lead Borrower shall be entitled to appoint from among the Lenders willing to serve in such capacity a successor Issuer hereunder; provided that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Bank of America as an Issuer. If Bank of America resigns as an Issuer, it shall retain all the rights, powers, privileges and duties of an Issuer hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuer and all Reimbursement Obligations with respect thereto (including the right to require the Lenders to make Loans that are Alternate Base Rate Loans or fund risk participations in Letters of Credit pursuant to Section 5.4). Upon the appointment of a successor Issuer, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuer, as the case may be, and (ii) the successor Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by Bank of America that are outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. (d) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Lead Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. 15.9 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for Tax purposes), shall maintain a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and Letter of Credit Outstandings owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be

101 available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 15.10 Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than to (w) a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, (x) a Defaulting Lender, (y) a Borrower, any Affiliate or Subsidiary of a Borrower, or Brookfield or (z) a Disqualified Person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Outstandings) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Participant shall be bound by Section 15.20, and (iv) the Borrowers, the Administrative Agent, the Lenders and the Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 15.5 without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification, or waiver with respect to Sections 15.2(a)(i) or 15.2(a)(iii) which affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 7.1, 7.5 and 7.8 (subject to the requirements and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.8; provided that such Participant (A) agrees to be subject to the provisions of Sections 7.7 and 7.9 as if it were an assignee under Section 15.8 and (B) shall not be entitled to receive any greater payment under Sections 7.1 or 7.8, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Sections 7.7 and 7.9 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 6.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 6.5 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 4f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is

102 recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. 15.11 Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, the European Central Bank or any other applicable central bank or Governmental Authority; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 15.12 Survival. The obligations of the Borrowers under Sections 7 and 15.5, and the obligations of the Lenders under Section 15.5(c), shall in each case survive any termination of this Agreement, the payment in full of all Liabilities and the termination of all Commitments. The representations and warranties made by the Loan Parties in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document. 15.13 Effect of Amendment and Restatement. (a) This Agreement is an amendment and restatement of the terms and provisions of the Existing Credit Agreement and, upon the effectiveness hereof, all obligations of the Borrowers under the Existing Credit Agreement shall become obligations of the Borrowers hereunder, and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof. Neither the execution and delivery of this Agreement by any Loan Party or any Lender, nor any of the terms or provisions contained herein, shall be construed to be a novation of, or payment on or with respect to, the Indebtedness outstanding under the Existing Credit Agreement. (b) Upon the Restatement Effective Date, the Commitment (as defined in the Existing Credit Agreement) of each Lender (as defined in the Existing Credit Agreement) that does not have a Commitment set forth on Schedule I hereto shall be terminated, and each such Lender (as defined in the Existing Credit Agreement) shall be released from any obligations as a Lender hereunder and under the other Loan Documents (provided for the avoidance of doubt that any obligations of any such lender under the Existing Credit Agreement which by their express terms are deemed to survive any such release or termination shall survive). When counterparts executed by all the parties shall have been lodged with the Administrative Agent (or, in the case of any Lender as to which an executed counterpart shall not have been so lodged, the Administrative Agent shall have received facsimile or other written confirmation from such Lender) and all of the conditions set forth in Section 11 shall have been satisfied, this Agreement shall become effective as of the date hereof, and at such time the Administrative Agent shall notify the Lead Borrower and each Lender.

103 (c) The Loan Parties, the Lenders that are party to the Existing Credit Agreement and Bank of America, N.A., as administrative agent under the Existing Credit Agreement, acknowledge and agree that upon the effectiveness of this Agreement on the Restatement Effective Date, the Existing Credit Agreement shall be superseded by this Agreement, and shall terminate and be of no further force or effect (except that any provision thereof which by its terms survives termination thereof shall continue in full force and effect for the benefit of the applicable party or parties), all without any other action by any Person. 15.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 15.14, if and to the extent that the enforceability of any provision in this Agreement relating to Defaulting Lenders shall be limited by any Debtor Relief Law, as determined in good faith by the Administrative Agent or an Issuer, as applicable, then such provision shall be deemed to be in effect only to the extent not so limited. 15.15 Execution in Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute together but one and the same Agreement. Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually-executed original counterpart hereof. 15.16 Investment. Each Lender represents and warrants that: (a) it is acquiring any Note to be issued to it hereunder for its own account as a result of making a loan in the ordinary course of its commercial banking business and not with a view to the public distribution or sale thereof, nor with any present intention of selling or distributing such Note, but subject, nevertheless, to possible assignments or participations thereof pursuant to Section 15.8 and to any legal or administrative requirement that the disposition of such Lender’s property at all times be within its control, and (b) in good faith it has not and will not rely upon any margin stock (as such term is defined in Regulation U of the FRB) as collateral in the making and maintaining of its Loans. 15.17 Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with either Borrower, Brookfield or any of their respective Affiliates in which such Borrower, Brookfield or such Affiliate is not restricted hereby from engaging with any other Person. 15.18 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE

104 ADMINISTRATIVE AGENT, ANY ISSUER, ANY LENDER OR THE LOAN PARTIES SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT A LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. 15.19 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE ISSUERS, THE LENDERS AND EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE ISSUERS, THE LENDERS OR A LOAN PARTY. EACH LOAN PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE ISSUERS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT. 15.20 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, each Lender and each Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and to its and its Affiliates’ Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any governmental regulatory authority purporting to have jurisdiction over it and its Related Parties (including any self- regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d)

105 to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the applicable Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating a Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Lead Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than a Loan Party. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information of a non-public, confidential and proprietary nature received from a Loan Party or any of its Subsidiaries relating to such Loan Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuer on a nonconfidential basis prior to disclosure by such Loan Party or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Administrative Agent, the Lenders and the Issuers acknowledge that (a) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non- public information and (c) it will handle such material non-public information in accordance with applicable law, including Federal and state securities laws. 15.21 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or

106 unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder. 15.22 Payments Set Aside. To the extent that any payment by or on behalf of a Borrower is made to the Administrative Agent, any Issuer or any Lender, or the Administrative Agent, any Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Liabilities and the termination of this Agreement. 15.23 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Joint Lead Arrangers and the Lenders are arm’s-length commercial transactions between such Loan Party, its Affiliates and Brookfield, on the one hand, and the Administrative Agent, the Joint Lead Arrangers and the Lenders, on the other hand, (B) such Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Joint Lead Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Loan Party, any of its Affiliates, Brookfield, or any other Person and (B) none of the Administrative Agent, any Joint Lead Arranger nor any Lender has any obligation to such Loan Party, any of its Affiliates, or Brookfield with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Joint Lead Arrangers, and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Loan Party, its Affiliates, and Brookfield, and none of the Administrative Agent, the Joint Lead Arrangers or any Lender has any obligation to disclose any of such interests to such Loan Party, any of its Affiliates, or Brookfield. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Joint Lead Arrangers and each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 15.24 Electronic Execution of Assignments and Certain Other Documents. This Agreement, any other Loan Document (including any Note) and any other Communication,

107 including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Loan Parties and each of the Administrative Agent and each Lender and Issuer agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Loan Parties, the Administrative Agent and each of the Lenders and Issuers may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Loan Parties nor the Administrative Agent or any Lender or Issuer is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Loan Parties, the Administrative Agent or any Lender or Issuer has agreed to accept such Electronic Signature, the Loan Parties, the Administrative Agent and each of the Lenders and Issuers shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower and/or any Lender or Issuer without further verification and (b) upon the request of any of the Loan Parties, the Administrative Agent or any Lender or Issuer, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Loan Parties nor the Administrative Agent or Issuer shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or Issuer’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Loan Parties, the Administrative Agent and Issuer shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper Person. The Loan Parties, the Administrative Agent and each Lender and Issuer hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender or Issuer and each Related Party for any liabilities arising solely from the

108 Administrative Agent’s and/or any Lender’s or Issuer’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature, in each case, in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. 15.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any the parties hereto, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 15.26 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Interest Rate Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might

109 otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 15.26, the following terms have the following meanings: “BHC Act Affiliate” means, with respect to any Person an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Remainder of page intentionally left blank]

[Triton – Signature Page to Twelfth A&R Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written. BORROWERS: TRITON CONTAINER INTERNATIONAL LIMITED, as a Borrower By: /s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer TAL INTERNATIONAL CONTAINER CORPORATION, as a Borrower By: /s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer GUARANTOR: TRITON INTERNATIONAL LIMITED, as a Guarantor By: /s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer

[Triton – Signature Page to Twelfth A&R Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Jason Yakabu Name: Jason Yakabu Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] BANK OF AMERICA, N.A., as a Lender and as an Issuer By: /s/ Jason Yakabu Name: Jason Yakabu Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] CITIBANK, N.A., as a Lender By: /s/ Andrew Stella Name: Andrew Stella Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] CITIZENS BANK, N.A., as a Lender By: /s/ Michael DeVivo Name: Michael DeVivo Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Will Batchelor Name: Will Batchelor Title: Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] MUFG BANK, LTD., as a Lender By: /s/ Wolfgang Arbaczewski Name: Wolfgang Arbaczewski Title: Authorized Signatory

[Triton – Signature Page to Twelfth A&R Credit Agreement] PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuer By: /s/ Samreen Fatima Name: Samreen Fatima Title: Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] TRUIST BANK, as a Lender By: /s/ David Fournier Name: David Fournier Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] WELLS FARGO BANK, N.A., as a Lender and as an Issuer By: /s/ Jerri Kallam Name: Jerri Kallam Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] ROYAL BANK OF CANADA, as a Lender and as an Issuer By: /s/ Scott Umbs Name: Scott Umbs Title: Authorized Signatory

[Triton – Signature Page to Twelfth A&R Credit Agreement] INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, as a Lender By: /s/ Chan K. Park Name: Chan K. Park Title: Executive Director By: /s/ Jamie Matos Name: Jamie Matos Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] ING BELGIUM SA/NV, as a Lender By: /s/ Pierre Devlaminck Name: Pierre Devlaminck Title: Head of Lending By: /s/ Bram Debruyne Name: Bram Debruyne Title: Head of Sectors

[Triton – Signature Page to Twelfth A&R Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Laurent Levy Name: Laurent Levy Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ Christoph Clauss Name: Christoph Clauss Title: Managing Director By: /s/Yannick Le Gourieres Name: Yannick Le Gourieres Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ Cameron D. Gateman Name: Cameron D. Gateman Title: Senior Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] DBS BANK LTD., as a Lender By: /s/ Kate Khoo Name: Kate Khoo Title: Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Brent Walser Name: Brent Walser Title: Managing Director - SVP

[Triton – Signature Page to Twelfth A&R Credit Agreement] REGIONS BANK, as a Lender By: /s/ Holli Balzer Name: Holli Balzer Title: Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] U.S. BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew C. Beckman Name: Andrew C. Beckman Title: Senior Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] ZIONS BANCORPORATION, N.A., dba California Bank & Trust, as a Lender By: /s/ Melissa Chang Name: Melissa Chang Title: Senior Vice President

[Triton – Signature Page to Twelfth A&R Credit Agreement] CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Lender By: /s/ Adrienne Malloy Name: Adrienne Malloy Title: Managing Director By: /s/ Andrew McKuin Name: Andrew McKuin Title: Managing Director

[Triton – Signature Page to Twelfth A&R Credit Agreement] CITY NATIONAL BANK, as a Lender By: /s/ Marguerite Sutton Name: Marguerite Sutton Title: Senior Vice President

SCHEDULE I* AMOUNTS OF COMMITMENTS AND PERCENTAGES OF LENDERS LENDER REVOLVING LOAN COMMITMENT REVOLVING LOAN PERCENTAGE TERM LOAN COMMITMENT TERM LOAN PERCENTAGE Bank of America, N.A. [***] [***] [***] [***] Citibank, N.A. [***] [***] [***] [***] Citizens Bank, N.A. [***] [***] [***] [***] Fifth Third Bank, National Association [***] [***] [***] [***] Mizuho Bank, Ltd. [***] [***] [***] [***] MUFG Bank, Ltd. [***] [***] [***] [***] PNC Bank, National Association [***] [***] [***] [***] Truist Bank [***] [***] [***] [***] Wells Fargo Bank, N.A. [***] [***] [***] [***] Royal Bank of Canada [***] [***] [***] [***] Industrial and Commercial Bank of China Ltd., New York Branch [***] [***] [***] [***] ING Belgium SA/NV [***] [***] [***] [***] * This schedule has been redacted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

Sumitomo Mitsui Banking Corporation [***] [***] [***] [***] Credit Agricole Corporate and Investment Bank [***] [***] [***] [***] Manufacturers and Traders Trust Company [***] [***] [***] [***] DBS Bank Ltd. [***] [***] [***] [***] The Huntington National Bank [***] [***] [***] [***] Regions Bank [***] [***] [***] [***] U.S. Bank, National Association [***] [***] [***] [***] Zions Bancorporation, N.A. dba California Bank & Trust [***] [***] [***] [***] Crédit Industriel et Commercial, New York Branch [***] [***] [***] [***] City National Bank [***] [***] [***] [***] Total [***] [***] [***] [***]

SCHEDULE IA* LC COMMITMENTS OF ISSUERS ISSUER LC COMMITMENT Bank of America, N.A. [***] Wells Fargo Bank, National Association [***] PNC Bank, National Association [***] Royal Bank of Canada [***] Total [***] * This schedule has been redacted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 1.1(a) PRICING SCHEDULE For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule: “Level I Status” with respect to this Agreement exists at any date if, on such date, the S&P Rating of Triton Holdco is BBB or better. “Level II Status” with respect to this Agreement exists at any date if, on such date, the S&P Rating of Triton Holdco is equal to BBB-. “Level III Status” with respect to this Agreement exists at any date if, on such date, this Agreement has not qualified for Level I Status or Level II Status. “Status” means Level I Status, Level II Status or Level III Status. The Applicable Margin, the LC Fee Rate, the Alternate Base Rate Margin and the Non-use Fee Rate shall be determined in accordance with the foregoing table based on the Status as determined from Triton Holdco’s then-current S&P Rating. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time (a) Triton Holdco has no S&P Rating or (b) the date of the ratings letter or confirmation most recently delivered by S&P to Triton Holdco that sets forth an S&P Rating is more than 15 months old, Level III Status shall exist with respect to this Agreement. Alternate Base Rate Level Applicable Margin LC Fee Rate Margin Non-use Fee Rate I 130.0 bps 125.0 bps 25.0 bps 15.0 bps II 142.5 bps 137.5 bps 37.5 bps 20.0 bps III 167.5 bps 162.5 bps 62.5 bps 25.0 bps

SCHEDULE 1.1(b) EXISTING LETTERS OF CREDIT [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 1.1(c) CONSOLIDATED TANGIBLE NET WORTH Quarter Total Q1 24 $155,652,373 Q2 24 $142,696,211 Q3 24 $128,438,767 Q4 24 $118,301,392 Q1 25 $109,051,582 Q2 25 $99,598,242 Q3 25 $88,206,918 Q4 25 $77,594,631 Q1 26 $70,229,090 Q2 26 $63,714,780 Q3 26 $55,482,247 Q4 26 $48,290,968 Q1 27 $43,166,714 Q2 27 $38,500,497 Q3 27 $33,093,872 Q4 27 $28,379,171 Q1 28 $26,125,618 Q2 28 $23,538,779 Q3 28 $21,358,803 Q4 28 $19,014,911 Q1 29 $16,860,869 Q2 29 $15,050,891 Q3 29 $13,663,201

SCHEDULE 9.7 LITIGATION AND CONTINGENT LIABILITIES [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 9.9 SUBSIDIARIES [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 9.10 PARTNERSHIPS, LIMITED LIABILITY COMPANIES [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 9.14 ERISA MATTERS [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 9.15 ENVIRONMENTAL MATTERS [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 10.2 ADDRESSES FOR NOTICES [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

SCHEDULE 10.22 TRANSACTIONS WITH RELATED PARTIES [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

Exhibit A-1 Note TCIL and TALICC Credit Agreement EXHIBIT A [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

Exhibit C-1 Loan Request TCIL and TALICC Credit Agreement EXHIBIT C [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

Exhibit D-1 Compliance Certificate TCIL and TALICC Credit Agreement EXHIBIT D FORM OF COMPLIANCE CERTIFICATE [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

Exhibit E-1 Assignment and Assumption Agreement TCIL and TALICC Credit Agreement EXHIBIT E FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT This Assignment and Assumption Agreement (this “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor. Assignor: Assignee: [and is an Affiliate of [identify Lender]] Borrowers: Triton Container International Limited (“TCIL”) and TAL International Container Corporation (“TALICC”) Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement Credit Agreement: The Twelfth Amended and Restated Credit Agreement Credit Agreement, dated as of July 9, 2024, among Triton Container International Limited and TAL International Container Corporation, Triton International Limited, the

Exhibit E-2 Assignment and Assumption Agreement TCIL and TALICC Credit Agreement other Persons party thereto as guarantors, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent Assigned Interest: Aggregate Amount of Commitment/ Loans for all Lenders* Amount of Commitment/ Loans Assigned1 Percentage Assigned of Commitment/Loans $ $ % $ $ % $ $ % [7. Trade Date: ] Effective Date: , 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment Agreement are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: Consented to and Accepted: BANK OF AMERICA, N.A., as Administrative Agent By: Title: 1 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

Exhibit E-3 Assignment and Assumption Agreement TCIL and TALICC Credit Agreement [Consented to: TRITON CONTAINER INTERNATIONAL LIMITED By:_________________________________________ Name: Title: TAL INTERNATIONAL CONTAINER CORPORATION By:_________________________________________ Name: Title:

Exhibit E-4 Assignment and Assumption Agreement TCIL and TALICC Credit Agreement ANNEX 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT [___________________] STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is organized under the laws of a jurisdiction other than the United States, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the

Exhibit E-5 Assignment and Assumption Agreement TCIL and TALICC Credit Agreement Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. 3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit F-1 EXHIBIT F-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE [***]* * This schedule has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.